UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-09120
                                                     ---------

                            PRUDENT BEAR FUNDS, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                             8140 WALNUT HILL LANE
                                   SUITE 300
                               DALLAS, TX  75231
                               ------------------
              (Address of principal executive offices) (Zip code)

                                 DAVID W. TICE
                        DAVID W. TICE & ASSOCIATES, LLC
                          43-46 NORRE GADE, SUITE 137
            CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
            --------------------------------------------------------
                    (Name and address of agent for service)

                                 1-800-711-1848
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2005
                         ------------------

Date of reporting period:  SEPTEMBER 30, 2005
                           ------------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

ANNUAL REPORT                                                SEPTEMBER 30, 2005

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                           PRUDENT GLOBAL INCOME FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

PRUDENT BEAR FUND
NO LOAD SHARES

                   Prudent Bear Fund -
        Date          No Load Shares     S&P 500 Index   NASDAQ Composite Index
        ----       -------------------   -------------   ----------------------
      12/28/95           $10,000            $10,000             $10,000
       3/31/96            $9,520            $10,568             $10,568
       9/30/96            $8,880            $11,384             $11,772
       3/31/97            $9,018            $12,663             $11,722
       9/30/97            $7,420            $15,988             $16,174
       3/31/98            $6,822            $18,741             $17,613
       9/30/98            $7,692            $17,435             $16,252
       3/31/99            $4,866            $22,201             $23,617
       9/30/99            $4,910            $22,282             $26,349
     3/31/2000            $4,136            $26,184             $43,876
     9/30/2000            $4,441            $25,242             $35,240
     3/31/2001            $6,284            $20,508             $17,657
     9/30/2001            $7,495            $18,522             $14,381
     3/31/2002            $6,391            $20,558             $17,706
     9/30/2002           $10,154            $14,728             $11,246
     3/31/2003            $9,370            $15,468             $12,868
     9/30/2003            $8,877            $18,321             $17,146
     3/31/2004            $8,220            $20,900             $19,134
     9/30/2004            $7,809            $20,862             $18,200
     3/31/2005            $7,536            $22,298             $19,182
     9/30/2005            $7,481            $23,418             $20,645

                    For the period ended September 30, 2005

                                                            Annualized
                                                       -------------------
                                           One         Five        Since
                                           Year        Year      Inception
                                           ----        ----      ---------
  Prudent Bear Fund - No Load Shares     (4.20)%      10.99%      (2.93)%
  S&P 500 Index(1)<F1>                    12.25%      (1.49)%      9.11%
  NASDAQ Composite Index(2)<F2>           13.44%     (10.14)%      7.71%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA FOR THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.PRUDENTBEAR.COM. THE FUND IMPOSES A 1.00% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS.

(1)<F1> The Standard & Poor's 500 (S&P 500) Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. It is not possible to invest directly in an index.

(2)<F2> The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 12/28/95 (commencement of operations for the No Load Shares). Returns shown for the Prudent Bear Fund - No Load Shares and the S&P 500 Index include the reinvestment of all dividends. Returns shown for the NASDAQ Composite Index do not include the reinvestments of dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PRUDENT BEAR FUND
CLASS C SHARES

                  Prudent Bear Fund -
      Date           Class C Shares     S&P 500 Index   NASDAQ Composite Index
      ----        -------------------   -------------   ----------------------
      2/8/99            $10,000            $10,000            $10,000
     3/31/99             $9,331            $10,363            $10,235
     9/30/99             $9,393            $10,401            $11,419
   3/31/2000             $7,858            $12,222            $19,014
   9/30/2000             $8,423            $11,782            $15,272
   3/31/2001            $11,883             $9,573             $7,652
   9/30/2001            $14,101             $8,646             $6,232
   3/31/2002            $11,947             $9,596             $7,673
   9/30/2002            $18,920             $6,875             $4,874
   3/31/2003            $17,379             $7,220             $5,577
   9/30/2003            $16,420             $8,552             $7,430
   3/31/2004            $15,157             $9,755             $8,292
   9/30/2004            $14,332             $9,738             $7,887
   3/31/2005            $13,790            $10,408             $8,313
   9/30/2005            $13,636            $10,931             $8,947

                    For the period ended September 30, 2005

                                                              Annualized
                                                          -------------------
                                              One         Five        Since
                                             Year         Year      Inception
                                             ----         ----      ---------
     Prudent Bear Fund - Class C Shares     (4.86)%      10.11%       4.78%
     S&P 500 Index(1)<F3>                   12.25%       (1.49)%      1.35%
     NASDAQ Composite Index(2)<F4>          13.44%      (10.14)%     (1.66)%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA FOR THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.PRUDENTBEAR.COM. THE FUND IMPOSES A 1.00% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS.

(1)<F3> The Standard & Poor's 500 (S&P 500) Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. It is not possible to invest directly in an index.

(2)<F4> The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 2/08/99 (commencement of operations for the Class C Shares). Returns shown for the Prudent Bear Fund - Class C Shares and the S&P 500 Index include the reinvestment of all dividends. Returns shown for the NASDAQ Composite Index do not include the reinvestments of dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PRUDENT GLOBAL INCOME FUND

                Prudent Global     Merrill Lynch Pan-Europe        Citigroup
     Date         Income Fund      Government 1-3 Year Index      Europe WGBI
     ----       --------------     -------------------------      -----------
   2/2/2000         $10,000                $10,000                  $10,000
  3/31/2000          $9,878                $10,058                   $9,934
  9/30/2000          $9,340                 $9,457                   $9,326
  3/31/2001          $9,016                 $9,919                   $9,672
  9/30/2001          $9,578                $10,499                  $10,295
  3/31/2002         $10,354                $10,112                   $9,970
  9/30/2002         $11,736                $12,352                  $11,761
  3/31/2003         $12,579                $14,008                  $13,261
  9/30/2003         $13,618                $15,248                  $14,395
  3/31/2004         $14,298                $16,553                  $15,494
  9/30/2004         $14,183                $16,987                  $15,783
  3/31/2005         $14,523                $18,499                  $16,784
  9/30/2005         $14,263                $17,933                  $15,834

                    For the period ended September 30, 2005

                                                             Annualized
                                                        -------------------
                                            One         Five        Since
                                            Year        Year      Inception
                                            ----        ----      ---------
     Prudent Global Income Fund            0.56%        8.84%       6.47%
     Citigroup Europe WGBI(1)<F5>          5.56%       13.65%      10.87%
     Merrill Lynch Pan-Europe
       Government 1-3 Year Index(2)<F6>    0.30%       11.16%       8.46%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA FOR THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING WWW.PRUDENTBEAR.COM. THE FUND IMPOSES A 1.00% REDEMPTION FEE ON SHARES HELD LESS THAN 30 DAYS.

(1)<F5> The Citigroup Europe World Government Bond Index (WGBI) consists of those fifteen sectors of the Citigroup Europe WGBI that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. It is not possible to invest directly in an index.

(2)<F6> The Merrill Lynch Pan-Europe Government 1-3 Year Index tracks the total return performance of the outstanding debt of European sovereign issuers. It is a market capitalization-weighted basket comprising Euro participant, Denmark, Sweden, Switzerland, and U.K. sovereign bonds issued in their respective domestic markets and denominated in their local currency. This index is further segmented by debt issues maturing from 1-3 years. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 2/02/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                               November 15, 2005

Dear fellow shareholders:

The Prudent Bear Fund no load shares returned -4.20% for the fiscal year ending September 30, 2005, while the S&P 500 index returned 12.25% and the NASDAQ Composite index provided a total return of 14.19% (including reinvestment of dividends). While we would prefer to announce that the fund delivered a positive return to shareholders over the fiscal year, we are pleased that our risk control measures, short stock selection, and our long precious metals exposure helped to limit losses to well below the inverse of the returns provided by the general stock market.

As the year progressed, the fund gradually increased short positions, with total short exposure currently at the highest level in three years. But we remain attentive to the risks associated with a highly liquid environment and a volatile stock market that looks to be in an unstable topping process. We continue to maintain significant exposure in listed put options that should perform well in the event of a sharp reversal. This strategy has been moderately profitable in 2005 as this letter goes to press, and we continue to view its risk/reward trade-off as highly favorable. In addition, good fundamental stock picking has been paying dividends, with Fannie Mae, General Motors and Lexmark being three of our most profitable short positions this year. We have added exposure to the retail and homebuilding sectors, along with other exposure to the increasingly strapped consumer and the vulnerable mortgage arena. This year our precious metals' long positions have been more volatile than we would have preferred, but they have been nicely profitable. We reduced our total long exposure this year and will continue to carefully weed out long positions that we don't expect to prosper in the unfolding environment. Overall, the market remains challenging, but in our view presents us with the best opportunities in several years.

The Prudent Global Income Fund returned 0.56% over the fiscal year ending September 30, 2005. The fund's return was adversely affected by rising short-term bond yields and a stronger dollar vs. most major currencies. These factors were offset by strength in certain foreign currencies vs. the U.S. dollar, positive returns from precious metals' stocks, and income earned on investments.

While short-term market yields generally rose around the globe over the fiscal year, the move was particularly sharp here in the U.S. On September 30, 2005 the 2-year Treasury note provided a yield of 4.17% vs. 2.61% on September 30, 2004. Because bond prices move inversely with interest rates, rising yields adversely affected the fund's performance. The fallout from higher rates was limited, however, because the fund's fixed income portfolio remains relatively short with an average maturity of less than one year. (The longer the maturity of a bond, the greater the change in its price for a given change in interest rates.) Over the years the fund has forgone some interest income with this short maturity structure, but our preference has been to avoid additional interest rate risk that could mitigate a favorable currency move. In addition, shorter maturities present recurring opportunities to reinvest at prevailing yields in a rising interest rate environment.

The dollar rallied against most currencies over the period, with the dollar index (a measure of the value of the dollar against a basket of major foreign currencies) rising about 2.5%. Many important currencies fared much worse, with the euro losing 3.29% against the dollar, and the Japanese yen and Swiss franc falling 3.05% and 3.69%. (When the dollar strengthens against a particular currency, the value of a security denominated in that currency declines, all things being equal.)

The fund's holdings of currencies appreciating against the dollar over the past year, including the Canadian dollar, the Australian dollar and the Norwegian krone, softened the impact of general foreign currency weakness. In addition, the major precious metals' stock indices gained 7-13% over the year as the price of gold rose about 12%. The fund's allocation to precious metals mining companies benefited from this trend.

During the year, the fund reduced exposure to the euro and increased its weighting in developed Asia, Scandinavia and Canada while maintaining its exposure to rising gold prices. Despite this year's rally in the dollar, we believe little has changed in the bearish case against the U.S. currency. As a result, the fund remains positioned to provide investors exposure to a falling U.S. currency and rising gold prices should the bear market in the dollar continue to unfold as we expect.

MARKET AND ECONOMIC VIEWS

HISTORY IN THE MAKING

Since our last letter, credit bubble blow-off excesses have not only run unabated, they've gone to more precarious extremes. Unfortunately, such dynamics offer confirmation that we are indeed witnessing history's greatest lending and speculating boom. Total credit market debt (non-financial and financial) is this year expanding at better than a $3.0 trillion annual rate, a pace 50% ahead of 2001 debt growth. Credit market debt ended the first half of calendar 2005 at $38.1 trillion, almost 310% of GDP. The credit system is on pace for record non-financial debt growth, led again by record mortgage borrowings. Bank credit has been growing at 12% annualized so far this year, and money supply has been expanding at a double-digit rate over the past several months. By late October, asset-backed securities (ABS) issuance had surpassed 2004's record, and the $2 trillion of announced mergers and acquisitions were already the highest for any year since 2000.

Wall Street broker/dealer assets continue to expand at a better than 20% rate, largely financed by repurchase agreement ("repo") liabilities. Boom-time financial profits have surged to spectacular levels. Goldman Sachs' third-quarter earnings rose 83% year-over-year to a record $1.62 billion, with trading and principal investments revenues up 80% to $5.06 billion. Lehman Brothers' earnings rose 74% from a year ago to a record $870 million. Merrill Lynch's earnings were up 49% to a record $1.38 billion, and Bear Stearns posted record quarterly profits up 34% to $378 million. Outstanding primary dealer repurchase agreements recently surpassed an astonishing $3.5 trillion. Leading a phenomenal bout of financial sector stock buybacks, Citigroup repurchased 124 million shares of stock during the third quarter. Meanwhile, third quarter debt and equities underwriting jumped to $925 billion, up 10% from last year's strong third quarter sales.

Mortgage credit growth, already at unprecedented levels, has again accelerated. This credit boom is driven by record home sales transactions at record prices, creating additional liquidity and begetting only further inflation and market distortion. Total mortgage debt growth is on track to exceed $1.3 trillion this year, yet another record and up almost five-fold from the annual average growth during the '90s. Home equity loan growth is forecast to surpass $200 billion this year, up more than 40% from 2004. Third quarter mortgage origination volumes were among the highest ever, up perhaps a third from the year-ago period. Countrywide, the nation's largest mortgage lender, posted third-quarter origination volume of a record $146 billion, up 59% from the year-ago period. Second ranked Wells Fargo reported that originations rose 51% to $68 billion.

September's average (mean) price of existing home sales rose 10% from one year ago to $260,000, with a three-year gain of 31%. Median California home prices hit $569,000 in August, up 20% in 12 months and an astonishing 45% over two years. With year-to-date home sales running better than 6% ahead of last year's record pace and prices up double-digits, one can see how 2005 mortgage debt growth could be as much as 20% higher than 2004's record. Reflecting credit bubble dynamics, housing dollar volume turnover is running about one-third ahead of two years earlier and more than double the turnover from six years ago. It is an extraordinary occurrence to have witnessed total mortgage debt outstanding double in seven years - and then to see the growth accelerate further.

The defining characteristics of a bubble economy are inflated expenditures and altered spending and investing patterns, engendered by self-reinforcing credit and speculative excesses and asset price inflation. This powerful dynamic is in full-force throughout the American household sector. Over the past year, household net worth increased $4.3 trillion (35% of GDP growth!), or 9.4%, to a record $49.8 trillion. And while household liabilities jumped $1.1 trillion, a noteworthy 10.8% increase, this debt growth fueled a $5.4 trillion, or 9.7%, surge in household asset values. Real estate assets rose $2.7 trillion, or 14.6% over the past year. The value of household real estate assets has jumped 60% since the beginning of 2001.

THE INFLATION PROBLEM

Evidence supporting our inflationary boom thesis has become more apparent.
Third quarter nominal gross domestic product (GDP) grew 6.5% annualized, with the GDP price index rising a stronger-than-expected 3.1%. Unrelenting home price inflation is fueling another record year of construction spending, although housing must now share the inflationary spotlight. Importantly, a major investment boom has commenced throughout the energy and alternative-energy sectors that could run for some time. From hybrid automobiles to solar panels to more fuel efficient furnaces, appliances and capital equipment, energy inflation is both stimulating spending and meaningfully altering the pattern of expenditures.

The buoyant global pricing environment is also stoking investment booms throughout our commodities and export industries. Boeing simply cannot build aircraft fast enough. Capacity constraints, bottlenecks and materials shortages have become commonplace throughout the non-automotive manufacturing sector. Business and household spending remain robust, with retail sales continuing to post decent gains. Sales growth is certainly bolstered by the rising cost of fuel, food, building materials and generally higher prices. Of course, much of this added spending is on credit, creating additional buying power ("monetizing") and begetting further spending distortions. This season's devastating hurricanes only augment this dynamic. To be sure, inflationary pressures are mounting. And a strong case can be made that the prolonged period of high energy prices, with generally heightened and broadening inflationary pressures, is inducing an adjustment in inflationary expectations.

The enormous and intractable U.S. trade deficit is the most conspicuous indication of an extraordinarily permissive monetary environment. Despite the double-digit growth in exports, our monthly trade deficit remains about $60 billion, stubbornly holding near record levels. Monthly total imports are approaching $170 billion, up better than 10% from a year earlier and one-third higher than only two years ago. September import prices rose at the strongest pace since 1990 and were up a disconcerting 9.9% year-over-year. The optimistic consensus view that globalization has permanently deflated inflationary risks now comes face-to-face with a U.S. economy importing significantly more than ever before - now at higher prices.

LIQUIDITY EXCESSES BECOME GLOBAL

Our massive current account deficit has been the driving force behind mounting global liquidity overabundance. Now, however, energized credit systems and asset lending, coupled with speculating excesses from across the globe, create an unprecedented global liquidity glut. This has been a most unfortunate case of the U.S. credit bubble having been accommodated both by the Federal Reserve and our global trading partners. This year virtually all foreign markets turned conspicuously frothy and increasingly unstable. Going forward, global central bankers will no longer so easily disregard the effects and risks associated with an over-liquefied and speculative environment. It is our view that the third quarter represented a blow-off in global equity and risk markets. It was surely one for the history books.

During the third quarter, Japan's Nikkei index surged 17%, South Korea's Composite index gained 21%, Hong Kong's Hang Seng was up 9%, China's Shanghai A gained 9.5%, and India's Mumbai surged 20%. In Europe, the French CAC40 gained 9%, Germany's DAX rose 10%, Spain's IBEX 8%, Italy's MIB 8%, and the Swiss Market index rose 10%. The major equity index in Sweden surged 10%, Norway rose 15% and Iceland gained 12%. In Eastern Europe, equities in Poland surged 19%, the Czech Republic 20%, Lithuania 25%, Hungary 23% and Romania 29%. South American markets were on fire, with the Brazil's Bovespa up 26%, Mexico's Bolsa 20%, and Argentina's Merval 24%. The oil-producing countries are also racking up an historic year. Close to home, Canada's TSE index jumped 11% during the quarter. Russia's RTS index surged 43% during the third quarter. Stocks in Saudi Arabia rose 12%, Kuwait 14% and Qatar 19%, although these quarterly returns in no way do justice to the spectacular stock market manias that have taken hold throughout the region.

The global liquidity glut ensured that emerging debt markets were similarly euphoric. Brazilian dollar-denominated 10-year yields - after jumping to 9.18% in March- collapsed to as low as 7.28% by late September. Mexico's dollar-denominated yields dropped to an unprecedented 5.16%, and even Colombian government yields fell to as low as 6.5%. The third quarter saw record flows to emerging market funds, fueling the collapse of premiums to record lows. Recently, Vietnam's international bond sale was six times over-subscribed. Indonesia's 30-year bond issue was oversubscribed, despite its weak currency. Brazil borrowed $1.5 billion in its first global bond issue denominated in its local currency.

Liquidity overabundance helped fuel a merger and acquisition boom throughout Latin America, Europe and Asia. Global lending volumes are said to be running 20% above last year's level. Real estate inflation is virtually universal. An asset-lending boom is largely behind the acceleration of eurozone money supply growth to 8.5%. Money and credit growth run rampant throughout Asia, with China's money supply growth recently accelerating to almost 18%. And it appears there are even initial indications of a fledgling boom in Japan. September Japanese exports rose 8.8% from a year earlier, investment spending is strong and real estate prices are rising for the first time in years. With a generally robust global economy and the glut of liquidity, spiking energy prices have been a prime manifestation of acute global inflationary pressures.

The global liquidity backdrop is also buttressing an historic and unyielding boom throughout China, and to a lesser extent in India. Confounding most analysts, Chinese growth has remained solidly above 9% this year. Chinese exports through the first three quarters of the year rose 31% vs. the prior year, to $546.4 billion. They are expecting a $90 billion trade surplus for the year, a three-fold increase from 2004. Foreign reserves have jumped 50% over the past year to an eye-opening $769 billion - second only to Japan - as trade surpluses and cumbersome inflows of finance inundate the Chinese system. Intractable trade imbalances and pressure from the U.S. have recently compelled Chinese authorities to call for increased consumption and less savings from their citizens. If this dictum comes to fruition, Americans should prepare to pay higher prices for a variety of items including energy.

The liquidity deluging the oil producing economies is staggering, and in the process is creating, with Asia, a second formidable hub of excess global liquidity. From the Financial Times: "Oil exporters are the new kids on the global imbalances' block but being new does not make them unimportant: they have been the prime movers in driving trade imbalances higher in the past few years. The $40 a barrel increase in the price of oil since the beginning of 2002 has shifted $1,200 billion a year from oil consuming countries to oil producers." Saudi Arabia is this year expected to generate record oil revenues surpassing $160 billion, and Kuwait is on pace for a record $50 billion. Oil revenues are primarily responsible for the 66% rise in Russian reserve assets over the past year to $140 billion, a remarkable change of fortunes since the devastating collapse of 1998.

Despite surging energy prices, mounting inflationary pressures and economic resiliency, the glut of liquidity at home and abroad sparked yet another bond market rally. After trading as high as 4.65% in late March, 10-year Treasury yields sank to 3.89% to begin the third quarter. Conventional 30-year fixed mortgage rates declined to almost 5.5%. In Germany, ten-year bund yields dropped to an historic low 3.0%, leading a rally throughout the international bond markets. We would not, however, be surprised if this liquidity-induced rally marked the last gasp for the aged global bond bull. It is our view that this market advance played a major role in cushioning a hedge fund community that appeared unusually vulnerable when we wrote to you six months ago.

THE FED HAS NOT TIGHTENED

There have been extraordinary developments throughout the U.S. Financial System which are today worth noting. To begin with, despite twelve Federal Reserve rate increases in a span of about 17 months, financial conditions have become only more accommodative. The credit system will soon have achieved a year of record total credit growth, record household borrowings, and the strongest corporate debt growth since the boom year 2000. Record bank credit growth - already surpassing $660 billion year-to-date - has been driven by 14.6% annualized real estate loans growth, 16.3% annualized commercial and industrial loan expansion, and securities credit growing at a 10% rate. The booming financial sector is repurchasing stock to the tune of tens of billions a quarter, recalling aggressive technology company buybacks during their heyday. Broad money supply (M3) recently surpassed $10 trillion, having doubled in less than nine years. M3 has been expanding at a 10% pace over the past five months, with a year-to-date gain of 7.7%. Ongoing disintermediation from the money market fund complex, to higher-yielding securities and instruments, continues to exert a restraining influence on monetary aggregate growth. So it is worth mentioning that M3 excluding money market fund assets has expanded at an 8.6% pace so far during 2005.

This year is notable for the unprecedented expansion of "near money" financial instruments. Asset-backed securities issuance could reach $650 billion, more than 20% ahead of last year's record and double the pace of issuance from just two years ago. Home equity loans now account for a remarkable two-thirds of total ABS issuance. Outstanding commercial paper has expanded at a 20% rate year-to-date, to $1.66 trillion. Financial sector ABS has increased more than $210 billion so far this year. There has also been a surge in issuance of investment grade variable-rate debt, especially from the leading financial institutions.

Moreover, the current environment is extraordinary for the degree of financial sector intermediation. Unparalleled quantities of risky late-cycle debt creation
- chiefly real estate loans - are being transformed into financial claims perceived as safe and liquid. In particular, there is enormous financial sector liability creation through the wholesale expansion of deposits, repurchase agreements, commercial paper, asset-backed securities, and variable-rate notes. Collateralized debt obligations (CDOs) issuance is running at twice last year's pace, as sales boom for Wall Street-intermediated "structured products." Our study of financial history has taught us that such unsound lending coupled with heavy financial intermediation is a harbinger of an imminent credit cycle top, as profligate late-cycle liquidity foments market distortions and financial fragility, setting the stage for impending financial and economic upheaval.

Many analysts, focusing on housing market and economic vulnerability, believe the Federal Reserve tightening cycle is near its end, with the Bernanke Fed likely to abruptly reverse course and start another round of aggressive accommodation. And while we concur with the view of unusual systemic fragility, it is our belief that the unwieldy U.S. current account deficit is the consequence of ongoing loose monetary conditions. A housing slowdown and a moderation of mortgage credit growth would be welcomed developments. But unless they engender a meaningful narrowing of our trade deficit, increasingly problematic global imbalances will only worsen.

Clearly, this year's surge in energy and commodities prices has presented a formidable obstacle weighing against any improvement to our dismal trade picture. We also believe 2005 has provided only a respite for the dollar bear market. It is our view that the intractable deficit will, in the near-term, actually pressure the Fed to tighten financial conditions. In the intermediate-term, a faltering dollar - perhaps in concert with falling bond prices - will leave the Fed approaching future rate cuts with uncharacteristic caution.

TRADE DEFICIT REFLECTS ECONOMIC IMBALANCES

The current account deficit is poised to soon surpass an annual $800 billion level- approaching an unthinkable 7% of GDP. This despite the dollar index's 25% decline since 2002. The deficit, at this point, should be recognized as the consequence of deep underlying structural deficiencies. We point blame first and foremost at the nature of the credit apparatus, a ballooning system that has evolved to chiefly lend to the asset markets and to finance securities speculation. Indeed, current rampant securities leveraging ensures a massive and self-reinforcing misallocation of finance to mortgages, mortgage-related instruments, and housing. By its very nature, a securities and asset market-based financial system cultivates distorted markets, over-consumption, mal-investment, a wholesale misallocation of resources and intractable current account deficits. We fully expect the ill-structured U.S. economy and resulting disastrous current account predicament to be the focal point of indomitable systemic frailty going forward.

As we would expect, extraordinary financial system occurrences propagate corresponding developments throughout the real economy. At this point, the inflation problem can no longer be ignored or dismissed. Year-to-date, crude oil prices are up 40%, and the spot price of natural gas has almost doubled.
The CRB Commodities index has gained almost 14% so far this year to a near 25-year high. The Goldman Sachs Commodities index has surged 40% to an all-time high. Copper is trading near a record high, aluminum at a 10-year high, gold near an 18-year high and platinum a new 25-year high. Building materials prices have skyrocketed. The September consumer price index rose 4.7% from a year earlier, the strongest year-on-year rise since June 2001. Producer prices have surged 6.9% over the past year, the most since late 1990. The price component from the "Philly Fed" business conditions survey rose in October to its highest level in 25 years.

Importantly, there are indications that rising energy and other costs are fostering second round inflation effects. Next year's 4.1% social security cost-of-living adjustment will be the largest increase since 1990. This is a notable acceleration from 2002's 1.4% gain, 2003's 2.1%, and 2004's 2.7%. And we will not dismiss the reality that the owners of the more than $10 trillion supply of "money" will now be receiving significantly better returns. The federal government is certainly doing more than its share to accommodate the inflationary backdrop. Recently completed fiscal year 2005 was noteworthy for a remarkable 14.6% increase in receipts. This compares to 2004's growth of 5.5% and 2003's contraction of 3.8%. Fiscal 2005 federal spending was up 7.9% from the previous year, this compared to 2004's growth of 6.2% and 2003's 7.4%. Federal spending is up a staggering 33% in only four years.

And while ongoing manufacturing job losses and auto wage concessions garner keen media attention, 2005 will likely post the strongest gain in household income since year-2000. September personal income rose 6.3% from a year earlier. Anecdotal evidence supports the view of heightened wage pressures throughout the service sector economy. From bankers to lawyers to real estate agents, accountants and nurses, many are enjoying the strongest income gains in years. There are also shortages of truckers, skilled machinists, and surely for all skills required throughout the oil and gas industry. Executive pay continues to rise strongly almost across the board. In addition, the stimulus in the pipeline for Katrina, Rita and Wilma relief and repairs is significant and hits an economy already demonstrating vibrant inflationary impulses.

The five largest American oil companies combined to earn almost $200 million a day during the third quarter, with Exxon Mobil profits almost reaching $10 billion for the period. To be sure, the list of losers to this inflationary boom is expanding beyond the automobile manufacturers, auto parts suppliers, and the airlines. The massive flow of finance emanating from the mortgage finance bubble to the household sector, and then to corporate America, is now increasingly being diverted to the energy and commodities sectors, not to mention our trading partners. This has major ramifications for the distribution of corporate earnings and cash flows. The optimists will point to the ongoing, albeit slower, growth in total corporate earnings. Yet, outside of the booming energy and financial sectors, the prospects for corporate profits have deteriorated dramatically this year.

We will be following housing market developments especially closely over the coming months. At this point, it's apparent that there has been noticeable slowing in some markets but, at the same time, striking resiliency in others. The inventory of unsold homes is surging, with the number of new homes sitting on the market up 20% over the past year and 40% in two years, to reach almost 500,000 units. The mortgage finance super-industry is proving quite resilient, perfectly consistent with what one would expect from one of history's most spectacular bubbles. Lending margins have weakened meaningfully, pressuring mortgage sector earnings. The mortgage REITs have suffered major earnings shortfalls, while most lenders have simply moved to ratchet up volume.

Regulator pressure has motivated some banks to shy away from the riskiest mortgage products. However, scores of aggressive "non-bank" mortgage companies are happy to take the business, especially with Wall Street's current affinity for pooling and securitizing riskier non-conventional mortgages. In spite of regulator opposition, advertisements for option-ARM and other exotic mortgage products fill the airways and have become only more popular. Currently, almost one in four homebuyers is choosing an interest-only mortgage product, with borrowers in the most overpriced markets forced into the lowest possible - often non-amortizing - monthly payment. Regrettably, regulators missed their opportunity to clamp down hard on these risky mortgage products before they became widely accepted by borrowers, lenders, securitizers and the speculator community.

With low-cost and accommodating mortgage credit so easily available, there is no mystery surrounding the resiliency in home sales and construction. Builders are on track to bring to market another two million housing units this year - and they appear poised to continue building at breakneck speed for some time after the cycle has turned down. September building permits were at the highest level since 1973. There has been no let-up in the amazing building booms in California, Florida, Arizona, Nevada and elsewhere. And, according to the Washington Post, there are plans for 47,000 new condominiums to be built over the next three years in and around our nation's capital.

The Washington and Miami condo manias are illustrative that something isn't quite right. Throughout the financial markets, the environment is becoming increasingly unsettled. After badly lagging the global rally during the third quarter, the U.S. stock market has demonstrated vulnerability in the fourth quarter. Wild intraday volatility, abrupt reversals, and the susceptibility of even the favored sectors to major downdrafts all indicate heightened uncertainty and, likely, an impending major change in trend. But it is not only the stock market that has turned treacherous. Interest-rate, currency, energy, and commodity markets all demonstrate heightened instability. Importantly, the hedge fund community is struggling to end the year "in the black". This dynamic will certainly foment heightened volatility and some serious vulnerability going into year-end and beyond.

BEYOND THE BUBBLE

A defining characteristic of credit bubbles is that they foster mounting financial fragility. Policies that orchestrate major monetary inflations, such as those in force over the past several years, may be quite successful in stimulating lending, speculating, asset inflation, economic expansion and even income growth. But there is no escaping the fragility issue, and postponement carries a heavy cost. Today, dangerous late-cycle excesses are in full force. Booming issuance of asset-backed securities and "private label" mortgage-backed securities (MBS) is especially disconcerting.

Recalling the post-bubble telecom debt fiasco, we expect the mortgages underlying myriad securitizations and "structured" instruments to prove surprisingly susceptible to outsized credit losses. Real estate values are inflated, in some cases significantly, and lending terms could not be more permissive. Borrowers, having reached to afford the largest and most expensive home, are unusually exposed to higher rates and lower home prices. Worse still, the bubble economy is tethered to the mortgage finance bubble. That the government sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, are in no position to provide their usual function as market liquidity backstop for the leveraged speculating community during the next period of market tumult adds additional potential fragility. That our foreign creditors have become major buyers of securitizations is one more troubling dimension of current excesses, one with negative implications for financial stability as well as our currency.

A defining feature of the current credit boom is the proliferation of mortgage insurance, bond insurance, various private financial guarantees, and GSE and government guarantees, along with the unprecedented explosion in credit default swaps and structured products that pool, delineate and redistribute credit risk. Writing insurance against credit losses - and market declines, for that matter - has been an exceedingly profitable endeavor during the boom. It is curious that such a powerful dynamic, so inevitably problematic for policymakers and the system generally, garners absolutely no attention. It is our view that a massive speculative bubble in writing and disseminating credit protection - certainly including Wall Street "structured finance" - has evolved into a key mechanism cultivating over-liquidity, asset inflation, over-consumption, trade deficits, the global liquidity glut, surging oil prices, heightened inflationary pressures, and self-reinforcing global imbalances. At the minimum, inexpensive and readily available insurance bolsters credit excess, in the process distorting risk and asset markets and supporting only greater debt issuance.

Escalating credit losses are at this point a foregone conclusion. Recent bank earnings reports suggest that the household credit cycle has turned, an especially ominous development considering the ongoing degree of mortgage lending excess. We view the entire credit "insurance" industry as a bubble vulnerable to any slowdown in credit growth. To begin with, we don't believe that the nature of credit losses qualifies them as an insurable risk. Credit losses tend to be quite cyclical, unpredictable, non-random and non-quantifiable, in contrast to insurable risks (such as auto collisions and house fires) that are generally independent, random and quantifiable. We view the explosion throughout the credit default swap market as little more than late-cycle gross speculative excess.

Speculative marketplace dynamics dictate that boom-time liquidity exacerbates excesses but is inevitably susceptible to abrupt reversal and collapse. Hints of such a process have surfaced this year in the credit default protection market in the cases of the auto parts suppliers and General Motors. These markets have thus far avoided serious dislocation mainly due to the current highly liquid - and we argue unsustainably so - market environment. Acute underlying systemic fragility will manifest when the downside of speculative dynamics unfolds in the mortgage credit risk markets. The recent widening of mortgage-backed securities spreads may very well portend the systemic crisis we believe has been held at bay for several years now.

MISPLACED FAITH IN THE FED

For some time, the speculative environment has been underpinned by the perception that the Federal Reserve would aggressively reduce rates at the first indication of heightened systemic stress. It is our view that this dynamic has been a key facet of this year's bond market "conundrum." If, as we believe to be the case, the domestic and international inflationary backdrop has finally alarmed the global central banker community, the market's view of expeditious rate cuts would prove overly optimistic. We also suspect that the degree of exuberance at play in mergers and acquisitions, credit default swaps, throughout the securitization marketplace and, really, Wall Street generally, would also have the Fed thinking long and hard before applying further accommodation. And one would certainly hope that central bank policies do not oblige an even larger current account deficit.

To what extent the new Bernanke Federal Reserve will focus on and address the current account is at this point difficult to discern, but we have reason for pessimism. From his perspective, a "global savings glut" and the attractiveness of U.S. investment are primary factors propagating our massive current account deficit. We hold his "global saving glut" thesis in similar disregard as we do his monetary notions of "helicopter money" and the "government printing press."

Dr. Bernanke has enjoyed a distinguished career as an economic researcher and monetary theorist. He is a self-admitted "Great Depression buff" and a champion of aggressive reflationary policies. He may be highly intelligent, a distinguished researcher, a wonderful professor, and a creative monetary theorist, but he strikes us as a poor analyst. We are troubled by his distorted view of the causes and forces that precipitated our nation's worst economic catastrophe. He is content to blame the depression on late-1920s and post-bubble policy errors, with little inclination to delve into the more crucial causes of credit and speculative excess, market distortions, financial fragility and economic mal-adjustment. In terms of monetary stability, Bernanke thinks in terms of Federal Reserve "mopping up" strategies, acting aggressively to ensure unending money supply expansion. He seemingly has no concept or appreciation that the most dangerous financial instability occurs, as we are witnessing, during the preceding boom. His analytical framework, fashioned through a career as an econometrician and leading authority of the dismal 1930's experience, is both deeply flawed and ill-suited for today's bubble environment.

We expect that Chairman Bernanke will take control of the reins in February with his central banking credibility very much in question. While the stock market was quick to demonstrate its "stamp of approval", the bond market was understandably much less enthusiastic. We would be surprised if Chairman Bernanke is able to justify quickly reversing course and cutting rates, as some now forecast. Instead, he may quite likely face a daunting confluence of heightened inflationary risks, rising bond yields, declining stock prices, the prospect of tottering housing markets, an unsettled leveraged speculating community, a vulnerable dollar, and overall financial and economic fragility.

Inflationary booms are unwieldy affairs, not readily analyzed, understood, and certainly not easily managed by policymakers. And while late-cycle credit and speculative excess tend to drive asset prices much higher than one would ever imagine, unstable monetary conditions and heightened uncertainty do eventually wear away at confidence, ushering in the painful downside of the bubble.

It has become popular to theorize that globalization and the resulting "global savings glut" will permanently lower global market yields. We believe this view is not only overly complacent, but likely just wrong. It is our view that global central bankers are finally beginning to comprehend the risks associated with the current unprecedented liquidity overabundance. Rather than being viewed as a benign pool of "savings" lowering borrowing costs and stimulating sound investment, central bankers will increasingly recognize the necessity of tightening global financial conditions to combat unwieldy "hot money" flows and worsening global imbalances. It is our view that the current confluence of extraordinary liquidity, rampant speculative excesses, and heightened inflationary pressures will force the Fed and global central bankers around the world to raise rates significantly more than the markets now anticipate. For a variety of reasons, such a higher-rate environment should create some serious and unfortunate financial market headwinds. Our shareholders should be well positioned to handle the increasingly tumultuous financial environment that we expect.

Sincerely,

/s/David W. Tice

David W. Tice

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

THE PRUDENT BEAR FUND REGULARLY MAKES SHORT SALES OF SECURITIES, WHICH INVOLVES UNLIMITED RISK INCLUDING THE POSSIBILITY THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT INVESTED. THE FUND MAY ALSO USE OPTIONS AND FUTURE CONTRACTS, WHICH HAVE RISKS ASSOCIATED WITH UNLIMITED LOSSES OF THE UNDERLYING HOLDINGS DUE TO UNANTICIPATED MARKET MOVEMENTS AND FAILURE TO CORRECTLY PREDICT THE DIRECTION OF SECURITIES PRICES, INTEREST RATES AND CURRENCY EXCHANGE RATES. THE FUND MAY ALSO HOLD RESTRICTED SECURITIES PURCHASED THROUGH PRIVATE PLACEMENTS. SUCH SECURITIES MAY BE DIFFICULT TO SELL WITHOUT EXPERIENCING DELAYS OR ADDITIONAL COSTS.

THE PRUDENT GLOBAL INCOME FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUNDS MAY ALSO INVEST IN GOLD, WHICH INVOLVES ADDITIONAL RISKS, SUCH AS THE POSSIBILITY FOR SUBSTANTIAL PRICE FLUCTUATIONS OVER A SHORT PERIOD OF TIME.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. While the Prudent Bear Fund is no-load, there are management and distribution fees that apply.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. (11/05)

EXPENSE EXAMPLE
SEPTEMBER 30, 2005

As a shareholder of the Prudent Bear or Prudent Global Income Funds, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 4/01/05 - 9/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PRUDENT BEAR FUND
NO LOAD SHARES

                               BEGINNING        ENDING         EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*<F11>
                                4/01/05         9/30/05      4/01/05 - 9/30/05
                             -------------   -------------  -------------------
Actual +<F7> (1)<F9>           $1,000.00       $  992.70           $12.99
Hypothetical ++<F8> (2)<F10>   $1,000.00       $1,012.03           $13.12

    +<7> Excluding dividends on short positions, your actual cost of investment in the Fund would be $9.22
  ++<F8> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $9.33.
 (1)<F9> Ending account values and expenses paid during period based on a (0.73)% return. The return is considered after expenses are deducted from the fund.
(2)<F10> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F11> Expenses are equal to the Fund's annualized expense ratio of 2.60%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
CLASS C SHARES

                               BEGINNING        ENDING         EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*<F16>
                                4/01/05         9/30/05      4/01/05 - 9/30/05
                             -------------   -------------  -------------------
Actual +<F12> (1)<F14>         $1,000.00       $  988.80           $16.71
Hypothetical ++<F13> (2)<F15>  $1,000.00       $1,008.27           $16.87

  +<F12> Excluding dividends on short positions, your actual cost of investment in the Fund would be $12.95.
 ++<F13> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $13.10.
(1)<F14> Ending account values and expenses paid during period based on a (1.12)% return. The return is considered after expenses are deducted from the fund.
(2)<F15> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F16> Expenses are equal to the Fund's annualized expense ratio of 3.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PRUDENT GLOBAL INCOME FUND

                               BEGINNING        ENDING         EXPENSES PAID
                             ACCOUNT VALUE   ACCOUNT VALUE  DURING PERIOD*<F19>
                                4/01/05         9/30/05      4/01/05 - 9/30/05
                             -------------   -------------  -------------------
Actual (1)<F17>                $1,000.00       $  982.10           $6.62
Hypothetical (2)<F18>          $1,000.00       $1,018.39           $6.74

(1)<F17> Ending account values and expenses paid during period based on a (1.79)% return. The return is considered after expenses are deducted from the fund.
(2)<F18> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F19> Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PRUDENT BEAR FUND
ALLOCATION OF PORTFOLIO ASSETS - SEPTEMBER 30, 2005

Common Stocks                                20.6%
Convertible Debentures                        0.1%
Warrants                                      0.8%
Put Options                                   1.2%
Short Positions                             -48.3%
Futures                                     -25.2%

Does not include investments used for collateral or short-term cash investments.

PRUDENT GLOBAL INCOME FUND
ALLOCATION OF PORTFOLIO ASSETS - SEPTEMBER 30, 2005

Common Stocks                                 8.9%
Preferred Stocks                              0.1%
Convertible Bonds                             0.3%
Corporate Bonds                               2.2%
Foreign Treasury Obligations                 69.7%
U.S. Treasury Obligations                    16.1%
Warrants                                      0.1%
Short-Term Investments                        0.1%
Other Assets in Excess of Liabilities         2.5%

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005

                                                                             PRUDENT BEAR        PRUDENT GLOBAL
                                                                                 FUND             INCOME FUND
                                                                             ------------        --------------
ASSETS:
   Investments, at value
       Unaffiliated issuers (cost $366,580,806
         and $336,534,004, respectively)                                      $383,595,304        $334,285,944
       Affiliated issuers (cost $32,560,211 and $0, respectively)               41,588,098                  --
   Deposit at brokers for short sales                                           13,021,320                  --
   Receivable from broker for proceeds on securities sold short                198,952,621                  --
   Receivable for investments sold                                               7,111,392           1,456,069
   Receivable for capital shares sold                                            1,616,819             506,551
   Interest receivable                                                           1,890,576           9,229,005
   Other assets                                                                     29,190              23,303
                                                                              ------------        ------------
   Total Assets                                                                647,805,320         345,500,872
                                                                              ------------        ------------
LIABILITIES:
   Securities sold short, at value
     (Proceeds of $198,752,711 and $0, respectively)                           208,109,959                  --
   Payable for securities purchased                                              6,035,860           1,012,510
   Payable for futures contracts                                                   401,125                  --
   Payable for capital shares redeemed                                             944,783             690,752
   Payable to Adviser                                                              428,851             216,461
   Dividends payable on short positions                                            256,387                  --
   Accrued expenses and other liabilities                                          818,862             569,939
                                                                              ------------        ------------
   Total Liabilities                                                           216,995,827           2,489,662
                                                                              ------------        ------------
NET ASSETS                                                                    $430,809,493        $343,011,210
                                                                              ------------        ------------
                                                                              ------------        ------------
NET ASSETS CONSIST OF:
   Capital stock                                                              $588,425,062        $346,273,467
   Accumulated net investment loss                                              (2,574,436)           (614,100)
   Accumulated undistributed net realized loss
     on long transactions, short transactions,
     option contracts expired or closed, futures
     contracts closed, and foreign currency translation                       (172,771,270)           (100,262)
   Net unrealized appreciation (depreciation) on:
       Investments                                                              26,042,385          (2,248,060)
       Short transactions                                                       (9,357,248)                 --
       Futures contracts                                                         1,045,000                  --
       Foreign currency translation                                                     --            (299,835)
                                                                              ------------        ------------
TOTAL NET ASSETS                                                              $430,809,493        $343,011,210
                                                                              ------------        ------------
                                                                              ------------        ------------
NO LOAD SHARES:
   Net assets                                                                 $411,780,338        $343,011,210
   Shares outstanding (250,000,000 shares of
     $.0001 par value authorized)                                               75,278,759          29,738,363
   Net asset value, redemption price and offering price per share             $       5.47        $      11.53
                                                                              ------------        ------------
                                                                              ------------        ------------
CLASS C SHARES:
   Net assets                                                                 $ 19,029,155
   Shares outstanding (250,000,000 shares of
     $.0001 par value authorized)                                                3,594,613
   Net asset value, redemption price and offering price per share             $       5.29
                                                                              ------------
                                                                              ------------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2005

                                                                              PRUDENT BEAR       PRUDENT GLOBAL
                                                                                  FUND            INCOME FUND
                                                                              ------------       --------------
INVESTMENT INCOME:
   Interest income                                                            $ 10,232,264        $  9,827,812
   Dividend income on long positions (net of foreign taxes
     withheld of $657 and $10,520, respectively)                                     4,005             553,669
                                                                              ------------        ------------
   Total investment income                                                      10,236,269          10,381,481
                                                                              ------------        ------------
EXPENSES:
   Investment advisory fee                                                       5,027,722           3,415,364
   Administration fee                                                              366,830             311,793
   Shareholder servicing and accounting costs                                      585,627             626,983
   Custody fees                                                                    125,173             118,986
   Federal and state registration                                                   65,015             112,293
   Professional fees                                                               116,071              97,311
   Distribution expense - No Load shares                                           962,334           1,138,454
   Distribution expense - Class C shares                                           172,842                  --
   Reports to shareholders                                                          83,679              68,309
   Directors' fees and expenses                                                     18,274              18,082
   Insurance expense                                                                47,084              65,705
   Dividends on short positions                                                  2,935,093                  --
                                                                              ------------        ------------
   Total expenses                                                               10,505,744           5,973,280
   Expense reductions (See Note 5)                                                      --              (7,500)
                                                                              ------------        ------------
   Net expenses                                                                 10,505,744           5,965,780
                                                                              ------------        ------------
NET INVESTMENT INCOME (LOSS)                                                      (269,475)          4,415,701
                                                                              ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                      4,007,205          24,989,235
       Long transactions from sales of affiliated issuers                        7,670,028             746,835
       Short transactions                                                      (17,840,922)               (284)
       Option contracts expired or closed                                      (20,290,717)                 --
       Futures contracts closed                                                (11,990,125)                 --
       Foreign currency translation                                                     --            (824,046)
                                                                              ------------        ------------
       Net realized gain (loss)                                                (38,444,531)         24,911,740
   Change in unrealized appreciation (depreciation) on:
       Investments                                                              18,359,981         (25,883,686)
       Short transactions                                                         (295,702)                 --
       Futures contracts                                                           806,437                  --
       Foreign currency translation                                                     --            (710,832)
                                                                              ------------        ------------
       Net change in unrealized appreciation (depreciation)                     18,870,716         (26,594,518)
                                                                              ------------        ------------
   Net realized and unrealized loss on investments                             (19,573,815)         (1,682,778)
                                                                              ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                   $(19,843,290)       $  2,732,923
                                                                              ------------        ------------
                                                                              ------------        ------------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     PRUDENT BEAR FUND
                                                                           --------------------------------------
                                                                               YEAR ENDED          YEAR ENDED
                                                                           SEPTEMBER 30, 2005  SEPTEMBER 30, 2004
                                                                           ------------------  ------------------
OPERATIONS:
   Net investment loss                                                        $   (269,475)       $ (1,945,009)
   Net realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                      4,007,205          37,111,403
       Long transactions from sales of affiliated issuers                        7,670,028          29,963,986
       Short transactions                                                      (17,840,922)        (10,700,829)
       Option contracts expired or closed                                      (20,290,717)        (50,569,309)
       Futures contracts closed                                                (11,990,125)        (16,802,545)
       Foreign currency translation                                                     --               3,718
   Change in unrealized appreciation (depreciation) on:
       Investments                                                              18,359,981         (48,159,893)
       Short transactions                                                         (295,702)         (4,691,744)
       Futures contracts                                                           806,437          (4,576,137)
       Foreign currency translation                                                     --              (2,692)
                                                                              ------------        ------------
   Net decrease in net assets resulting from operations                        (19,843,290)        (70,369,051)
                                                                              ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                           --         (26,106,047)
                                                                              ------------        ------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                           --            (606,940)
                                                                              ------------        ------------
CAPITAL SHARE TRANSACTIONS (Note 2):
   Proceeds from shares sold                                                   194,797,082         479,477,523
   Redemption fees                                                                 101,802              57,857
   Shares issued to holders in reinvestment of dividends                                --          22,564,538
   Cost of shares redeemed                                                    (189,689,072)       (514,086,457)
                                                                              ------------        ------------
   Net increase (decrease) in net assets resulting
     from capital share transactions                                             5,209,812         (11,986,539)
                                                                              ------------        ------------
TOTAL DECREASE IN NET ASSETS                                                   (14,633,478)       (109,068,577)
NET ASSETS:
   Beginning of period                                                         445,442,971         554,511,548
                                                                              ------------        ------------
   End of period (including accumulated net investment
     loss of $2,574,436 and $12,650,435, respectively)                        $430,809,493        $445,442,971
                                                                              ------------        ------------
                                                                              ------------        ------------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

                                                                                 PRUDENT GLOBAL INCOME FUND
                                                                           --------------------------------------
                                                                               YEAR ENDED          YEAR ENDED
                                                                           SEPTEMBER 30, 2005  SEPTEMBER 30, 2004
                                                                           ------------------  ------------------
OPERATIONS:
   Net investment income                                                      $  4,415,701        $  6,505,924
   Net realized gain (loss) on:
       Long transactions from sales of unaffiliated issuers                     24,989,235          20,528,864
       Long transactions from sales of affiliated issuers                          746,835                  --
       Short transactions                                                             (284)                 --
       Foreign currency translation                                               (824,046)            794,522
   Change in unrealized appreciation (depreciation) on:
       Investments                                                             (25,883,686)        (10,274,941)
       Foreign currency translation                                               (710,832)              6,474
                                                                              ------------        ------------
   Net increase in net assets resulting from operations                          2,732,923          17,560,843
                                                                              ------------        ------------
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
   FROM NET INVESTMENT INCOME                                                  (30,557,779)        (22,129,988)
   FROM NET REALIZED GAINS                                                      (5,448,501)         (2,103,333)
   RETURN OF CAPITAL                                                            (1,588,575)                 --
                                                                              ------------        ------------
   TOTAL DISTRIBUTIONS                                                         (37,594,855)        (24,233,321)
                                                                              ------------        ------------
CAPITAL SHARE TRANSACTIONS (Note 2):
   Proceeds from shares sold                                                   237,659,061         479,754,476
   Redemption fees                                                                  23,783              22,000
   Shares issued to holders in reinvestment of dividends                        33,574,236          22,145,621
   Cost of shares redeemed                                                    (356,146,412)       (512,591,195)
                                                                              ------------        ------------
   Net decrease in net assets resulting
     from capital share transactions                                           (84,889,332)        (10,669,098)
                                                                              ------------        ------------
TOTAL DECREASE IN NET ASSETS                                                  (119,751,264)        (17,341,576)
NET ASSETS:
   Beginning of period                                                         462,762,474         480,104,050
                                                                              ------------        ------------
   End of period (including accumulated net investment
     income (loss) of $(614,100) and $637,889, respectively)                  $343,011,210        $462,762,474
                                                                              ------------        ------------
                                                                              ------------        ------------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share outstanding throughout each period.

                                                                                   NO LOAD SHARES
                                                       ---------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                          2005           2004           2003           2002           2001
                                                          ----           ----           ----           ----           ----
Per Share Data:
   Net asset value, beginning of period                   $5.71          $6.84          $8.31          $6.31          $3.93
                                                          -----          -----          -----          -----          -----

Income from investment operations:
   Net investment income (loss)(1)<F20>(2)<F21>           (0.00)(4)<F23> (0.02)         (0.05)          0.06           0.17
   Net realized and unrealized
     gains (losses) on investments                        (0.24)         (0.78)         (0.96)          2.08           2.44
                                                          -----          -----          -----          -----          -----
   Total from investment operations                       (0.24)         (0.80)         (1.01)          2.14           2.61
                                                          -----          -----          -----          -----          -----

Redemption fees                                            0.00(4)<F23>   0.00(4)<F23>     --             --             --
                                                          -----          -----          -----          -----          -----

Less distributions:
   Dividends from net investment income                      --          (0.33)         (0.22)         (0.14)         (0.23)
   Distributions from net realized gains                     --             --          (0.24)            --             --
                                                          -----          -----          -----          -----          -----
   Total distributions                                       --          (0.33)         (0.46)         (0.14)         (0.23)
                                                          -----          -----          -----          -----          -----
Net asset value, end of period                            $5.47          $5.71          $6.84          $8.31          $6.31
                                                          -----          -----          -----          -----          -----
                                                          -----          -----          -----          -----          -----

Total return                                              (4.20)%       (12.03)%       (12.58)%        35.47%         68.78%

Supplemental data and ratios:
   Net assets, end of period (000's)                   $411,780       $429,469       $541,452       $521,030       $183,797

   Ratio of total expenses to average net assets           2.58%          2.28%          2.30%          2.29%          2.30%

   Ratio of dividends on short positions
     to average net assets                                 0.73%          0.44%          0.44%          0.40%          0.33%

   Ratio of expenses to average net assets
     excluding dividends on short positions:
       Before expense reductions                           1.85%          1.84%          1.86%          1.89%          1.97%
       After expense reductions                            1.85%          1.83%          1.83%          1.84%          1.97%

   Ratio of net investment income (loss)
     to average net assets                                (0.03)%        (0.38)%        (0.71)%         0.93%          3.68%

   Portfolio turnover rate(3)<F22>                       129.12%        137.75%        178.38%        266.15%        386.40%

(1)<F20> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2005, September 20, 2004, September 30, 2003, September 30, 2002, and September 30, 2001 was $0.04, $0.00, $(0.02), $0.08, and $0.19, respectively.
(2)<F21> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F22> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F23>  Amount calculated is less than $0.005.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS (CONT.)

Selected per share data is based on a share outstanding throughout each period.

                                                                                   CLASS C SHARES
                                                       ---------------------------------------------------------------------
                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                          2005           2004           2003           2002           2001
                                                          ----           ----           ----           ----           ----
Per Share Data:
   Net asset value, beginning of period                   $5.56          $6.68          $8.14          $6.23          $3.88
                                                          -----          -----          -----          -----          -----

Income from investment operations:
   Net investment income (loss)(1)<F24>(2)<F25>           (0.04)         (0.07)         (0.10)          0.01           0.14
   Net realized and unrealized
     gains (losses) on investments                        (0.24)         (0.75)         (0.94)          2.03           2.40
                                                          -----          -----          -----          -----          -----
   Total from investment operations                       (0.28)         (0.82)         (1.04)          2.04           2.54
                                                          -----          -----          -----          -----          -----

Redemption fees                                            0.01           0.00(4)<F27>     --             --             --
                                                          -----          -----          -----          -----          -----

Less distributions:
   Dividends from net investment income                      --          (0.30)         (0.18)         (0.13)         (0.19)
   Distributions from net realized gains                     --             --          (0.24)            --             --
                                                          -----          -----          -----          -----          -----
   Total distributions                                       --          (0.30)         (0.42)         (0.13)         (0.19)
                                                          -----          -----          -----          -----          -----

Net asset value, end of period                            $5.29          $5.56          $6.68          $8.14          $6.23
                                                          -----          -----          -----          -----          -----
                                                          -----          -----          -----          -----          -----

Total return                                              (4.86)%       (12.72)%       (13.21)%        34.18%         67.41%

Supplemental data and ratios:
   Net assets, end of period (000's)                    $19,029        $15,971        $13,059         $7,842         $1,409

   Ratio of total expenses to average net assets           3.33%          3.03%          3.05%          3.04%          3.05%

   Ratio of dividends on short positions
     to average net assets                                 0.73%          0.44%          0.44%          0.40%          0.33%

   Ratio of expenses to average net assets
     excluding dividends on short positions:
       Before expense reductions                           2.60%          2.59%          2.61%          2.64%          2.72%
       After expense reductions                            2.60%          2.58%          2.58%          2.59%          2.72%

   Ratio of net investment income (loss)
     to average net assets                                (0.78)%        (1.13)%        (1.46)%         0.18%          2.93%

   Portfolio turnover rate(3)<F26>                       129.12%        137.75%        178.38%        266.15%        386.40%

(1)<F24> Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2005, September 20, 2004, September 30, 2003, September 30, 2002, and September 30, 2001 was $(0.00)(4), $(0.04), $(0.07), $0.04, and $0.16, respectively.
(2)<F25> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)<F26> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)<F27>  Amount calculated is less than $0.005.

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS (CONT.)

Selected per share data is based on a share outstanding throughout each period.

                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 20,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                          2005           2004           2003           2002           2001
                                                          ----           ----           ----           ----           ----
Per Share Data:
   Net asset value, beginning of period                  $12.41         $12.49         $11.15         $ 9.31         $ 9.19
                                                         ------         ------         ------         ------         ------

Income from investment operations:
   Net investment income                                   0.12(2)<F29>   0.16(2)<F29>   0.11(1)<F28>   0.14(1)<F28>   0.20(2)<F29>
   Net realized and unrealized
     gains (losses) on investments                        (0.03)          0.35           1.65           1.94           0.03
                                                         ------         ------         ------         ------         ------
   Total from investment operations                        0.09           0.51           1.76           2.08           0.23
                                                         ------         ------         ------         ------         ------

Redemption fees                                            0.00(3)<F30>   0.00(3)<F30>     --             --             --
                                                         ------         ------         ------         ------         ------

Less distributions:
   Dividends from net investment income                   (0.81)         (0.55)         (0.28)         (0.23)         (0.11)
   Distributions from net realized gains                  (0.12)         (0.04)         (0.14)         (0.01)            --
   Return of capital                                      (0.04)            --             --             --             --
                                                         ------         ------         ------         ------         ------
   Total distributions                                    (0.97)         (0.59)         (0.42)         (0.24)         (0.11)
                                                         ------         ------         ------         ------         ------

Net asset value, end of period                           $11.53         $12.41         $12.49         $11.15         $ 9.31
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total return                                               0.56%          4.15%         16.03%         22.54%          2.54%

Supplemental data and ratios:
   Net assets, end of period (000's)                   $343,011       $462,762       $480,104       $126,191        $24,333

   Ratio of operating expenses
     to average net assets:
       Before expense reductions                           1.31%          1.31%          1.34%          1.55%          3.71%(4)<F31>
       After expense reductions                            1.31%          1.27%          1.34%          1.50%          1.50%

   Ratio of net investment income
     to average net assets                                 0.97%          1.24%          0.69%          1.34%          2.26%

   Portfolio turnover rate                               231.91%         98.09%        117.35%         81.58%        133.50%

(1)<F28> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F29> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F30>  Amount calculated is less than $0.005.
(4)<F31> Restated to reflect the recording of income tax expense which was reimbursed by the Fund's advisor.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2005

   SHARES                                                                                                                VALUE
   ------                                                                                                                -----
                COMMON STOCKS -- 20.6%

                BASIC MATERIALS -- 16.2%
   1,000,000    Alberta Star Development Corp.
                  (Acquired 9/20/05, Cost $333,753)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                                   $    482,581
     578,500    Altius Minerals Corporation (Acquired 7/14/03, Cost $956,093)(a)<F32>(b)<F33>(c)<F34>(d)<F35>            1,741,720
     900,000    Anatolia Minerals Development Ltd.
                  (Acquired 12/15/04, Cost $1,275,345)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                                   1,656,774
     817,100    Aquiline Resources, Inc.(a)<F32>(e)<F36>                                                                 1,237,072
   1,153,846    Aquiline Resources, Inc. (Acquired 9/03/03, Cost $640,387)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>       1,746,898
   1,800,000    Bear Creek Mining Corporation(a)<F32>                                                                    4,629,677
      40,000    Bear Creek Mining Corporation (Acquired 8/30/05, Cost $107,953)(a)<F32>(b)<F33>(c)<F34>(d)<F35>             87,449
      40,000    Cameco Corporation                                                                                       2,140,000
   2,267,700    Capstone Gold Corp.(a)<F32>(e)<F36>                                                                      2,321,345
   1,533,333    Capstone Gold Corp. (Acquired 1/26/04, Cost $877,085)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>            1,098,724
   1,411,765    Capstone Gold Corp. (Acquired 12/15/04, Cost $968,061)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>           1,011,613
   1,620,700    Cardero Resource Corporation(a)<F32>(e)<F36>                                                             5,353,538
     750,000    Cardero Resource Corporation (Acquired 12/15/03, $921,600)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>       2,477,419
   1,777,778    Cascadero Copper Corporation(a)<F32>(e)<F36>                                                               229,391
     600,000    Continental Minerals Corporation(a)<F32>                                                                   954,839
   1,466,200    Crosshair Exploration & Mining Corp.(a)<F32>                                                             1,046,835
     546,200    East Asia Minerals Corporation(a)<F32>(e)<F36>                                                             657,789
   1,127,038    East Asia Minerals Corporation
                  (Acquired 3/03/05, Cost $402,548)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>                              1,357,293
     179,700    Eldorado Gold Corporation(a)<F32>                                                                          635,326
          33    Exploration Capital Partners, LP (Acquired 10/14/98, Cost $29,714)(b)<F33>(c)<F34>                       4,403,411
     550,000    First Majestic Resource Corp.
                  (Acquired 5/07/04, Cost $607,338)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                                        695,484
   2,311,600    Fronteer Development Group Inc.(a)<F32>(e)<F36>                                                          6,482,422
     909,091    Fronteer Development Group Inc.
                  (Acquired 3/30/04, Cost $762,155)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>                              2,039,492
     400,000    Fronteer Development Group Inc.
                  (Acquired 2/16/05, Cost $567,569)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>                                897,376
   1,000,000    Gateway Gold Corp. (Acquired 9/05/03, Cost $720,800)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>               722,581
     300,000    Gateway Gold Corp. (Acquired 3/04/04, Cost $618,568)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>               216,774
   1,155,000    Gold Canyon Resources, Inc. (Acquired 8/26/04, Cost $484,003)(a)<F32>(b)<F33>(c)<F34>(d)<F35>              496,774
   1,298,265    Golden Cycle Gold Corporation(a)<F32>(e)<F36>                                                            3,894,795
   2,643,513    Golden Phoenix Minerals, Inc. (Acquired 1/14/00, Cost $300,000)(a)<F32>(b)<F33>(c)<F34>                    406,044
   1,300,000    International KRL Resources Corp.(a)<F32>                                                                  290,753
     286,600    Laramide Resources Ltd.(a)<F32>                                                                          1,375,680
      80,000    Laramide Resources Ltd. (Acquired 9/29/05, Cost $170,511)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                  326,400
     120,000    Nevsun Resources Ltd.(a)<F32>                                                                              253,936
     222,500    Niblack Mining Corp. (Acquired 3/30/04, Cost $0)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                            32,538
     600,000    North American Tungsten Corporation Ltd.(a)<F32>                                                           593,548
     423,700    Northern Lion Gold Corp.(a)<F32>(e)<F36>                                                                   127,566
   2,400,000    Northern Lion Gold Corp.
                  (Acquired 4/28/03 & 5/03/04, Cost $546,512)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>                      505,806
   3,235,000    Pershing Resources Corporation Inc.(a)<F32>(e)<F36>                                                         48,525
   1,821,403    Rimfire Minerals Corporation
                  (Acquired 4/15/02 & 4/13/04, Cost $552,066)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>                    1,651,405
   2,842,300    Sabina Resources Limited(a)<F32>(e)<F36>                                                                 1,662,593
     750,000    Sabina Resources Limited (Acquired 11/05/03, Cost $283,050)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>        350,968
     891,000    Santoy Resources Ltd.(a)<F32>                                                                              536,516
     207,000    Shore Gold Inc. (Acquired 9/28/04, Cost $489,859)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                        1,014,077
   1,000,000    Southern Cross Resources Inc.(a)<F32>                                                                    1,178,495
      35,000    Southwestern Resources Corp.(a)<F32>(f)<F37>                                                               320,043
     706,100    Sunridge Gold Corp.(a)<F32>(e)<F36>                                                                        704,582
     666,667    Sunridge Gold Corp. (Acquired 9/12/03, Cost $476,076)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>              665,233
     500,000    Sunridge Gold Corp. (Acquired 9/29/05, Cost $273,743)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>              424,086
     527,900    Trade Winds Ventures Inc.(a)<F32>(e)<F36>                                                                  249,759
   1,825,000    Trade Winds Ventures Inc. (Acquired 6/29/04, Cost $1,001,743)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>      690,753
     800,000    Trade Winds Ventures Inc. (Acquired 11/30/04, Cost $847,500)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>       302,796
     992,600    Viceroy Exploration Ltd(a)<F32>                                                                          2,945,781
     303,030    Viceroy Exploration Ltd. (Acquired 12/01/04, Cost $561,545)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                899,315
     241,639    Yamana Gold Inc.(a)<F32>                                                                                 1,051,779
     666,667    YGC Resources Ltd. (Acquired 4/13/05, Cost $322,532)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                       303,943
                                                                                                                      ------------
                                                                                                                        69,628,312
                                                                                                                      ------------

                CONSTRUCTION & ENGINEERING -- 0.5%
      80,000    The Shaw Group Inc.(a)<F32>(f)<F37>                                                                      1,972,800
                                                                                                                      ------------

                HEALTH CARE -- 1.2%
   1,050,000    ADVENTRX Pharmaceuticals Inc.(a)<F32>                                                                    3,570,000
     140,000    Genitope Corporation(a)<F32>                                                                               971,600
     250,000    Pro Pharmaceuticals, Inc.(a)<F32>                                                                          722,500
                                                                                                                      ------------
                                                                                                                         5,264,100
                                                                                                                      ------------

                HEALTH CARE EQUIPMENT & SUPPLIES -- 0.0%
     635,367    Cardima, Inc.(a)<F32>                                                                                       54,006
                                                                                                                      ------------

                MACHINERY -- 1.2%
     259,600    Lancer Corporation(a)<F32>                                                                               5,140,080
                                                                                                                      ------------

                METAL MINING -- 0.1%
     857,143    Franklin Lake Resources Inc.(a)<F32>(e)<F36>                                                               368,572
                                                                                                                      ------------

                METAL MINING SERVICES -- 0.3%
     707,600    Wolfden Resources Inc.(a)<F32>                                                                           1,369,548
                                                                                                                      ------------

                METALS & MINING -- 0.5%
     150,000    Bema Gold Corporation(a)<F32>(f)<F37>                                                                      403,500
     500,000    Golden Star Resources Ltd.(a)<F32>(f)<F37>                                                               1,670,000
                                                                                                                      ------------
                                                                                                                         2,073,500
                                                                                                                      ------------

                OIL & GAS -- 0.0%
           1    Viking Energy Royalty Trust                                                                                      8
                                                                                                                      ------------

                POLLUTION CONTROL -- 0.5%
   3,141,045    KleenAir Systems, Inc.(a)<F32>(e)<F36>                                                                     113,078
     116,300    Sonic Environmental Solutions Inc.(a)<F32>(e)<F36>                                                         191,082
     450,000    Sonic Environmental Solutions Inc.
                  (Acquired 10/31/03, Cost $617,220)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>                               739,355
     750,000    Sonic Environmental Solutions Inc.
                  (Acquired 9/20/05, Cost $1,267,329)(a)<F32>(b)<F33>(c)<F34>(d)<F35>(e)<F36>                            1,047,419
                                                                                                                      ------------
                                                                                                                         2,090,934
                                                                                                                      ------------

                RESTAURANTS -- 0.0%
           6    Restaurant Brands New Zealand Limited                                                                            6
                                                                                                                      ------------

                SATELLITE -- 0.1%
      96,315    Globalstar LLC Base Creditor Membership Interests
                  (Acquired 12/21/04, Cost $359,097)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                                       404,552
      11,462    Globalstar LLC Release-Based Membership Interests
                  (Acquired 12/21/04, Cost $42,736)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                                         48,144
                                                                                                                      ------------
                                                                                                                           452,696
                                                                                                                      ------------

                TECHNOLOGY -- 0.0%
  12,604,200    Aura Systems, Inc.(a)<F32>                                                                                 138,646
                                                                                                                      ------------
                TOTAL COMMON STOCKS (Cost $60,015,233)                                                                  88,553,208
                                                                                                                      ------------

                PREFERRED STOCKS -- 0.0%
     285,300    Aura Systems, Inc. (Acquired 3/31/03 & 4/01/03, Cost $2,425,000)(a)<F32>(b)<F33>(c)<F34>(d)<F35>            48,159
     127,000    Aura Systems, Inc. (Acquired 8/26/04, Cost $520,625)(a)<F32>(b)<F33>(c)<F34>(d)<F35>                        95,250
                                                                                                                      ------------
                TOTAL PREFERRED STOCKS (Cost $2,945,625)                                                                   143,409
                                                                                                                      ------------

 PRINCIPAL
   AMOUNT
 ---------
                U.S. TREASURY OBLIGATIONS -- 74.0%
                U.S. TREASURY NOTES:
 $71,000,000    1.875%, 11/30/2005(g)<F38>                                                                              70,828,038
   7,000,000    1.875%, 12/31/2005(g)<F38>                                                                               6,969,648
  10,800,000    1.875%, 1/31/2006(g)<F38>                                                                               10,733,342
  10,500,000    1.625%, 2/28/2006(g)<F38>                                                                               10,405,259
   8,000,000    1.500%, 3/31/2006(g)<F38>                                                                                7,905,936
  18,300,000    2.250%, 4/30/2006(g)<F38>                                                                               18,119,855
  18,600,000    2.500%, 5/31/2006(g)<F38>                                                                               18,414,725
  37,700,000    2.750%, 6/30/2006(h)<F39>                                                                               37,343,622
  58,000,000    2.750%, 7/31/2006(g)<F38>                                                                               57,376,964
   3,500,000    2.375%, 8/15/2006(g)<F38>                                                                                3,449,414
  74,900,000    2.375%, 8/31/2006(h)<F39>                                                                               73,750,135
   3,500,000    2.500%, 9/30/2006                                                                                        3,445,313
                                                                                                                      ------------
                TOTAL U.S. TREASURY OBLIGATIONS (Cost $319,671,894)                                                    318,742,251
                                                                                                                      ------------

   SHARES
   ------
                WARRANTS -- 0.8%
                ADVENTRX Pharmaceuticals Inc.
     375,000      Expiration: February 2006, Exercise Price: $0.60
                  (Acquired 2/07/03, Cost $3,750)(b)<F33>(c)<F34>(d)<F35>                                                  947,662
                Alberta Star Development Corp.
     500,000      Expiration: September 2007, Exercise Price: $0.65 CAD
                  (Acquired 9/20/05, Cost $5,000)(b)<F33>(c)<F34>(d)<F35>                                                  145,118
                Anatolia Minerals Development Ltd.
     450,000      Expiration: December 2006, Exercise Price: $2.50 CAD
                  (Acquired 12/15/04, Cost $4,500)(b)<F33>(c)<F34>(d)<F35>                                                 208,064
                Aura Systems, Inc.
   7,937,500      Expiration: August 2011, Exercise Price: $0.02
                  (Acquired 8/19/04, Cost $79,375)(b)<F33>(c)<F34>(d)<F35>                                                   9,525
                Bear Creek Mining Corporation
      20,000      Expiration: August 2007, Exercise Price: $4.25 CAD
                  (Acquired 8/30/05, Cost $200)(b)<F33>(c)<F34>(d)<F35>                                                     26,445
                Capstone Gold Corp.
     766,666      Expiration: January 2006, Exercise Price: $1.00 CAD
                  (Acquired 1/26/04, Cost $7,667)(b)<F33>(c)<F34>(d)<F35>                                                   85,009
     705,883      Expiration: December 2007, Exercise Price: $1.25 CAD
                  (Acquired 12/15/04, Cost $7,059)(b)<F33>(c)<F34>(d)<F35>                                                 219,507
                Cardima, Inc.
     312,499      Expiration: August 2006, Exercise Price: $0.90
                  (Acquired 8/05/02, Cost $3,125)(b)<F33>(c)<F34>(d)<F35>                                                      219
                Cascadero Copper Corporation
     888,889      Expiration: December 2006, Exercise Price: $0.65 CAD
                  (Acquired 12/21/04, Cost $8,889)(b)<F33>(c)<F34>(d)<F35>                                                       0
                East Asia Minerals Corporation
     563,519      Expiration: March 2007, Exercise Price: $1.00 CAD
                  (Acquired 3/03/05, Cost $5,635)(b)<F33>(c)<F34>(d)<F35>                                                  310,335
                First Majestic Resource Corp.
     275,000      Expiration: May 2006, Exercise Price: $1.85 CAD
                  (Acquired 5/07/04, Cost $2,750)(b)<F33>(c)<F34>(d)<F35>                                                   66,284
                Fronteer Development Group Inc.
     454,545      Expiration: March 2006, Exercise Price: $1.45 CAD
                  (Acquired 3/30/04, Cost $4,545)(b)<F33>(c)<F34>(d)<F35>                                                  566,177
     200,000      Expiration: February 2007, Exercise Price: $2.75 CAD
                  (Acquired 2/16/05, Cost $2,000)(b)<F33>(c)<F34>(d)<F35>                                                  211,510
                Gold Canyon Resources, Inc.
     577,500      Expiration: February 2006, Exercise Price: $0.75 CAD
                  (Acquired 8/26/04, Cost $5,775)(b)<F33>(c)<F34>(d)<F35>                                                   37,655
                Golden Phoenix Minerals, Inc.
     320,000      Expiration: February 2006, Exercise Price: $0.25
                  (Acquired 3/19/03, Cost $0)(b)<F33>(c)<F34>(d)<F35>                                                        6,528
                Laramide Resources Ltd.
      40,000      Expiration: September 2007, Exercise Price: $3.25 CAD
                  (Acquired 9/29/05, Cost $400)(b)<F33>(c)<F34>(d)<F35>                                                    101,870
                Metalline Mining Co. Inc.
     125,000      Expiration: June 2006, Exercise Price: $5.00
                  (Acquired 6/29/01, Cost $1,250)(b)<F33>(c)<F34>(d)<F35>                                                    7,437
      22,220      Expiration: June 2006, Exercise Price: $5.00
                  (Acquired 10/08/02, Cost $222)(b)<F33>(c)<F34>(d)<F35>                                                        56
                Palladon Ventures Ltd.
     904,761      Expiration: February 2006, Exercise Price: $0.80 CAD
                  (Acquired 2/27/04, Cost $9,048)(b)<F33>(c)<F34>(d)<F35>                                                        0
                Sonic Environmental Solutions Inc.
     225,000      Expiration: October 2005, Exercise Price: $2.10 CAD
                  (Acquired 10/31/03, Cost $2,250)(b)<F33>(c)<F34>(d)<F35>                                                   7,626
     375,000      Expiration: September 2007, Exercise Price: $2.75 CAD
                  (Acquired 9/20/05, Cost $3,750)(b)<F33>(c)<F34>(d)<F35>                                                  149,000
                Sunridge Gold Corp.
     250,000      Expiration: September 2007, Exercise Price: $0.90 CAD
                  (Acquired 9/29/05, Cost $2,500)(b)<F33>(c)<F34>(d)<F35>                                                  118,710
                Tournigan Gold Corporation
     555,556      Expiration: November 2005, Exercise Price: $0.65 CAD
                  (Acquired 5/11/04, Cost $5,556)(b)<F33>(c)<F34>(d)<F35>                                                   25,329
                Trade Winds Ventures Inc.
     400,000      Expiration: November 2005, Exercise Price: $1.50 CAD
                  (Acquired 11/30/04, Cost $4,000)(b)<F33>(c)<F34>(d)<F35>                                                      34
   1,825,000      Expiration: June 2006, Exercise Price: $1.15 CAD
                  (Acquired 6/29/04, Cost $18,250)(b)<F33>(c)<F34>(d)<F35>                                                  48,510
                Viceroy Exploration Ltd.
     151,515      Expiration: December 2006, Exercise Price: $2.75 CAD
                  (Acquired 12/01/04, Cost $1,515)(b)<F33>(c)<F34>(d)<F35>                                                 139,694
                YGC Resources Ltd.
     333,334      Expiration: April 2007, Exercise Price: $1.00 CAD
                  (Acquired 4/13/05, Cost $3,333)(b)<F33>(c)<F34>(d)<F35>                                                    4,072
                                                                                                                      ------------
                TOTAL WARRANTS (Cost $192,344)                                                                           3,442,376
                                                                                                                      ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
                PURCHASED PUT OPTIONS -- 1.2%
                Abercrombie & Fitch Co.
         200      Expiration: January 2006, Exercise Price: $55.00                                                         143,000
                Affiliated Computer Services, Inc.
         300      Expiration: October 2005, Exercise Price: $50.00                                                           6,000
                AGCO Corporation
         200      Expiration: November 2005, Exercise Price: $20.00                                                         39,000
                Ambac Financial Group, Inc.
         200      Expiration: November 2005, Exercise Price: $70.00                                                         24,000
         200      Expiration: January 2006, Exercise Price: $65.00                                                          16,500
                Analog Devices, Inc.
         400      Expiration: January 2006, Exercise Price: $35.00                                                          44,000
                Andrew Corporation
         800      Expiration: January 2006, Exercise Price: $12.50                                                         138,000
                Apple Computer, Inc.
         300      Expiration: January 2006, Exercise Price: $32.50                                                           4,500
                AutoNation, Inc.
         200      Expiration: January 2006, Exercise Price: $22.50                                                          52,000
                Bank of America Corporation
         300      Expiration: November 2005, Exercise Price: $42.50                                                         33,000
       1,000      Expiration: January 2006, Exercise Price: $42.50                                                         167,500
                The Bank of New York Company, Inc.
         300      Expiration: October 2005, Exercise Price: $27.50                                                           3,000
                BB&T Corporation
         200      Expiration: March 2006, Exercise Price: $40.00                                                            50,500
                The Bear Stearns Companies Inc.
         300      Expiration: October 2005, Exercise Price: $90.00                                                           2,250
         100      Expiration: October 2005, Exercise Price: $100.00                                                          2,000
         100      Expiration: January 2006, Exercise Price: $90.00                                                           6,000
         500      Expiration: January 2006, Exercise Price: $95.00                                                          48,750
                Best Buy Co., Inc.
         200      Expiration: December 2005, Exercise Price: $45.00                                                         65,000
                Brinker International, Inc.
         200      Expiration: October 2005, Exercise Price: $35.00                                                           3,000
         100      Expiration: January 2006, Exercise Price: $40.00                                                          34,500
                Capital One Financial Corporation
         100      Expiration: January 2006, Exercise Price: $75.00                                                          21,750
                Cendant Corporation
         200      Expiration: January 2006, Exercise Price: $20.00                                                          18,000
         350      Expiration: January 2006, Exercise Price: $22.50                                                          83,125
                Citigroup Inc.
         500      Expiration: December 2005, Exercise Price: $42.50                                                         18,750
         200      Expiration: January 2006, Exercise Price: $42.50                                                          11,500
         200      Expiration: January 2006, Exercise Price: $45.00                                                          24,500
                Countrywide Financial Corporation
         200      Expiration: October 2005, Exercise Price: $30.00                                                           4,000
                Dell Inc.
         600      Expiration: January 2006, Exercise Price: $40.00                                                         354,000
                Deutsche Bank AG
         100      Expiration: January 2006, Exercise Price: $80.00                                                           6,500
         100      Expiration: January 2006, Exercise Price: $85.00                                                          13,000
                Energizer Holdings, Inc.
          30      Expiration: November 2005, Exercise Price: $60.00                                                         12,450
         270      Expiration: February 2006, Exercise Price: $60.00                                                        137,700
                Ethan Allen Interiors Inc.
         120      Expiration: November 2005, Exercise Price: $35.00                                                         46,800
                Financial Select Sector SPDR Fund
       1,000      Expiration: January 2006, Exercise Price: $28.00                                                          40,000
                Freddie Mac
         200      Expiration: October 2005, Exercise Price: $55.00                                                          13,000
                Freescale Semiconductor Inc.
         600      Expiration: March 2006, Exercise Price: $22.50                                                            97,500
                General Motors Corporation
         200      Expiration: December 2005, Exercise Price: $32.50                                                         69,000
         600      Expiration: January 2006, Exercise Price: $32.50                                                         228,000
                Golden West Financial Corporation
         200      Expiration: January 2006, Exercise Price: $60.00                                                          60,000
         100      Expiration: February 2006, Exercise Price: $60.00                                                         33,000
                The Goldman Sachs Group, Inc.
         400      Expiration: October 2005, Exercise Price: $95.00                                                           1,000
         100      Expiration: October 2005, Exercise Price: $100.00                                                            500
         500      Expiration: January 2006, Exercise Price: $100.00                                                         22,500
         200      Expiration: January 2006, Exercise Price: $105.00                                                         15,000
                H&R Block, Inc.
         400      Expiration: October 2005, Exercise Price: $25.00                                                          47,000
                Harrah's Entertainment, Inc.
         500      Expiration: November 2005, Exercise Price: $65.00                                                        140,000
                Hastie Group Limited
          50      Expiration: December 2005, Exercise Price: $535.00                                                       124,500
          50      Expiration: March 2006, Exercise Price: $500.00                                                          117,750
                Johnson's Well Mining
         400      Expiration: October 2005, Exercise Price: $25.00                                                           1,000
                JPMorgan Chase & Co.
         400      Expiration: December 2005, Exercise Price: $32.50                                                         31,000
         200      Expiration: December 2005, Exercise Price: $37.50                                                         78,000
         300      Expiration: January 2006, Exercise Price: $35.00                                                          66,000
                Kohl's Corporation
         400      Expiration: January 2006, Exercise Price: $50.00                                                         116,000
                K-Swiss Inc.
          50      Expiration: January 2006, Exercise Price: $30.00                                                          10,875
                Lehman Brothers Holdings Inc.
         200      Expiration: October 2005, Exercise Price: $80.00                                                             500
         300      Expiration: October 2005, Exercise Price: $85.00                                                             750
         300      Expiration: January 2006, Exercise Price: $95.00                                                          16,500
         400      Expiration: January 2006, Exercise Price: $100.00                                                         37,000
                Lexmark International, Inc.
         500      Expiration: October 2005, Exercise Price: $65.00                                                         212,500
                Marvell Technology Group Ltd.
         400      Expiration: January 2006, Exercise Price: $42.50                                                          76,000
                McVicar Minerals Ltd.
         100      Expiration: December 2005, Exercise Price: $145.00                                                        37,000
         150      Expiration: December 2005, Exercise Price: $155.00                                                       123,750
                Mercury Interactive Corp.
         900      Expiration: January 2006, Exercise Price: $35.00                                                         105,750
                Merrill Lynch & Co., Inc.
         200      Expiration: October 2005, Exercise Price: $50.00                                                           1,000
         800      Expiration: January 2006, Exercise Price: $55.00                                                          48,000
                MGIC Investment Corporation
         100      Expiration: December 2005, Exercise Price: $65.00                                                         31,000
                Moody's Corporation
         400      Expiration: November 2005, Exercise Price: $35.00                                                         15,000
         400      Expiration: November 2005, Exercise Price: $37.50                                                         15,000
         200      Expiration: January 2006, Exercise Price: $47.50                                                          21,000
                Morgan Stanley
         400      Expiration: January 2006, Exercise Price: $50.00                                                          40,000
                Morgan Stanley Retail Index
         300      Expiration: December 2005, Exercise Price: $150.00                                                       169,500
                Newell Rubbermaid Inc.
         300      Expiration: January 2006, Exercise Price: $22.50                                                          29,250
                Nokia Oyj
       2,000      Expiration: October 2005, Exercise Price: $15.00                                                          15,000
                Pacific Sunwear of California
         300      Expiration: December 2005, Exercise Price: $22.50                                                         59,250
                Polaris Industries Inc.
         200      Expiration: December 2005, Exercise Price: $50.00                                                         56,500
                Radian Group Inc.
         200      Expiration: January 2006, Exercise Price: $50.00                                                          49,000
         100      Expiration: February 2006, Exercise Price: $50.00                                                         24,500
                Research In Motion Limited
         132      Expiration: December 2005, Exercise Price: $65.00                                                         42,240
                ResMed Inc.
         100      Expiration: April 2006, Exercise Price: $75.00                                                            36,000
                RIBERESUTE CORPORATION
         100      Expiration: December 2005, Exercise Price: $630.00                                                        91,500
                Scientific-Atlanta, Inc.
         600      Expiration: January 2006, Exercise Price: $25.00                                                           9,000
                Silicon Laboratories Inc.
         300      Expiration: October 2005, Exercise Price: $30.00                                                          26,250
                The Sports Authority
         200      Expiration: January 2006, Exercise Price: $30.00                                                          54,000
                Standard and Poor's 500 Index
         500      Expiration: December 2005, Exercise Price: $1,175.00                                                     500,000
                SUPERVALU INC.
         200      Expiration: January 2006, Exercise Price: $30.00                                                          20,500
         200      Expiration: January 2006, Exercise Price: $35.00                                                          82,000
                Telefonaktiebolaget LM Ericsson
         500      Expiration: January 2006, Exercise Price: $32.50                                                          28,750
                Texas Instruments Incorporated
         500      Expiration: October 2005, Exercise Price: $25.00                                                           1,250
                Tiffany & Co.
         300      Expiration: November 2005, Exercise Price: $30.00                                                          2,250
         300      Expiration: January 2006, Exercise Price: $90.00                                                          42,750
                Tyco International Ltd.
       1,000      Expiration: January 2006, Exercise Price: $17.50                                                           5,000
                Washington Mutual, Inc.
         200      Expiration: October 2005, Exercise Price: $35.00                                                           1,000
                Websense, Inc.
         200      Expiration: October 2005, Exercise Price: $45.00                                                          19,000
                Wells Fargo & Co.
         500      Expiration: October 2005, Exercise Price: $55.00                                                          11,250
       1,000      Expiration: January 2006, Exercise Price: $60.00                                                         277,500
                                                                                                                      ------------
                TOTAL PURCHASED PUT OPTIONS (Cost $7,393,953)                                                            5,380,190
                                                                                                                      ------------

   SHARES
   ------
                SHORT-TERM INVESTMENTS -- 2.1%
                MUTUAL FUNDS -- 0.9%
   3,779,187    Federated Cash Trust Money Market                                                                        3,779,187
                                                                                                                      ------------

 PRINCIPAL
   AMOUNT
 ---------
                U.S. TREASURY BILLS -- 1.2%
 $ 5,150,000    3.040%, 10/20/2005(g)<F38>                                                                               5,142,781
                                                                                                                      ------------
                TOTAL SHORT-TERM INVESTMENTS (Cost $8,921,968)                                                           8,921,968
                                                                                                                      ------------
                Total Investments  (Cost $399,141,017) -- 98.7%                                                        425,183,402
                Other Assets in Excess of Liabilities -- 1.3%                                                            5,626,091
                                                                                                                      ------------
                TOTAL NET ASSETS -- 100.0%                                                                            $430,809,493
                                                                                                                      ------------
                                                                                                                      ------------

Percentages are stated as a percent of net assets.

(a)<F32>  Non-income producing security.
(b)<F33>  Fair valued security.
(c)<F34>  Restricted security.
(d)<F35>  Private placement issue.
(e)<F36>  Affiliated company. See Note 7 in Notes to the Financial Statements.
(f)<F37> Shares are held to cover all or a portion of a corresponding short position.
(g)<F38> All or a portion of the securities have been committed as collateral for open short positions.
(h)<F39> All or a portion of the securities have been committed as collateral for futures contracts.
CAD - Canadian Dollars

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2005

SHARES                                                                VALUE
------                                                                -----
  20,000    4Kids Entertainment, Inc.                              $   347,800
 105,000    Aeropostale, Inc.                                        2,231,250
 130,000    AGCO Corporation                                         2,366,000
  15,000    Agnico-Eagle Mines Limited                                 222,150
  24,000    Ambac Financial Group, Inc.                              1,729,440
 180,000    Andrew Corporation                                       2,007,000
  28,000    ATI Technologies Inc.                                      390,320
  30,000    Avon Products, Inc.                                        810,000
  77,000    Bank of America Corporation                              3,241,700
 150,000    Bema Gold Corporation                                      403,500
  40,000    Bowater Incorporated                                     1,130,800
  66,000    Brinker International, Inc.                              2,478,960
  12,000    Carpenter Technology Corporation                           703,320
  95,000    CBRL Group, Inc.                                         3,197,700
  94,000    CEC Entertainment Inc.                                   2,985,440
 170,000    Cendant Corporation                                      3,508,800
  68,000    Citigroup Inc.                                           3,095,360
  35,000    Clear Channel Communications, Inc.                       1,151,150
  70,000    Consumer Staples Select Sector SPDR Fund                 1,629,600
 105,000    Convergys Corporation                                    1,508,850
  13,000    Countrywide Financial Corporation                          428,740
  14,000    Cytyc Corporation                                          375,900
  17,500    D.R. Horton, Inc.                                          633,850
  29,000    Dell Inc.                                                  991,800
 250,000    DIAMONDS Trust Series I                                 26,437,500
  71,000    Eastman Kodak Company                                    1,727,430
 250,000    Eldorado Gold Corporation                                  887,500
  67,000    Eli Lilly & Company                                      3,585,840
 194,000    EMC Corporation                                          2,510,360
  37,000    Energizer Holdings, Inc.                                 2,097,900
 100,000    Ethan Allen Interiors, Inc.                              3,135,000
 135,000    Family Dollar Stores, Inc.                               2,682,450
  71,000    Fannie Mae                                               3,182,220
 237,000    Financial Select Sector SPDR Fund                        6,996,240
  14,000    First Horizon National Corporation                         508,900
 290,000    Ford Motor Company                                       2,859,400
  60,000    Freddie Mac                                              3,387,600
 165,000    Furniture Brands International, Inc.                     2,974,950
  90,000    General Motors Corporation                               2,754,900
 300,000    Golden Star Resources Ltd.                               1,002,000
  91,700    IKON Office Solutions, Inc.                                915,166
  19,000    iShares Lehman 20+ Year Treasury Bond Fund               1,751,800
  30,000    iShares Russell 2000 Growth Index Fund                   2,063,700
 100,000    Ivanhoe Mines Ltd.                                         836,000
  96,000    JPMorgan Chase & Co.                                     3,257,280
  93,000    Juniper Networks, Inc.                                   2,212,470
  10,000    KLA-Tencor Corporation                                     487,600
  55,000    Kohl's Corporation                                       2,759,900
  25,000    K-Swiss Inc.                                               739,250
  10,000    Lennar Corporation                                         597,600
  50,000    Lexmark International, Inc.                              3,052,500
  10,000    M.D.C. Holdings, Inc.                                      788,900
  45,000    Marine Products Corp.                                      496,350
 205,000    Mattel, Inc.                                             3,419,400
  31,000    MBIA Inc.                                                1,879,220
  74,000    Mercury Interactive Corporation                          2,930,400
   5,000    Merrill Lynch & Co, Inc.                                   306,750
  14,000    MGI Pharma, Inc.                                           326,340
  33,000    MGIC Investment Corporation                              2,118,600
   5,000    Morgan Stanley                                             269,700
  75,000    Navistar International Corporation                       2,432,250
  70,000    Network Appliance, Inc.                                  1,661,800
  32,000    Outback Steakhouse, Inc.                                 1,171,200
 135,000    Pacific Sunwear Of California, Inc.                      2,894,400
  85,000    PETsMART, Inc.                                           1,851,300
  90,000    Plantronics, Inc.                                        2,772,900
  22,000    Polycom, Inc.                                              355,740
  25,000    RadioShack Corporation                                     620,000
 173,000    Rent-A-Center, Inc.                                      3,340,630
   9,000    Ryland Group, Inc.                                         615,780
 165,000    Sabre Holdings Corporation                               3,346,200
  80,000    The Shaw Group Inc.                                      1,972,800
  10,000    Silicon Laboratories Inc.                                  303,900
  35,000    Southwestern Resources Corp.                               320,043
 235,000    SPDR Trust Series 1                                     28,914,400
  43,000    SUPERVALU INC.                                           1,338,160
  10,000    Technology Select SPDR Fund                                209,000
  10,000    Telefonaktiebolaget LM Ericsson - ADR                      368,400
  15,000    Toll Brothers, Inc.                                        670,050
  34,000    The Toro Company                                         1,249,840
  50,000    UST Inc.                                                 2,093,000
  36,000    UTStarcom, Inc.                                            294,120
  85,000    Verizon Communications Inc.                              2,778,650
  90,000    Wal-Mart Stores, Inc.                                    3,943,800
  29,000    Washington Mutual, Inc.                                  1,137,380
  20,000    WebEx Communications, Inc.                                 490,200
  25,000    Websense, Inc.                                           1,280,250
  36,000    Wells Fargo & Company                                    2,108,520
  30,000    Zimmer Holdings, Inc.                                    2,066,700
                                                                  ------------
            TOTAL SECURITIES SOLD SHORT (Proceeds $198,752,711)   $208,109,959
                                                                  ------------
                                                                  ------------

ADR - American Depository Receipt

                     See notes to the financial statements.

PRUDENT GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2005

   SHARES                                                                                                                VALUE
   ------                                                                                                                -----
                       COMMON STOCKS -- 8.9%

                       CANADA -- 3.1%
     871,100           BacTech Mining Corporation(a)<F40>                                                             $     29,973
     445,000           Central Fund of Canada Limited - Class A                                                          2,514,250
   1,155,353           First Majestic Resource Corp.
                         (Acquired 5/07/04, Cost $1,998,050)(a)<F40>(b)<F41>(c)<F42>(d)<F43>                             1,460,963
     600,000           Gateway Gold Corp. (Acquired 3/04/04, Cost $1,237,135)(a)<F40>(b)<F41>(c)<F42>(d)<F43>              433,548
     200,000           Goldcorp Inc.                                                                                     4,008,602
      60,000           Goldcorp Inc.                                                                                     1,202,400
      65,000           Placer Dome Inc.                                                                                  1,114,750
                                                                                                                      ------------
                                                                                                                        10,764,486
                                                                                                                      ------------

                       CHANNEL ISLANDS -- 2.3%
     491,000           Randgold Resources Ltd. - ADR(a)<F40>                                                             7,718,520
                                                                                                                      ------------

                       SOUTH AFRICA -- 1.1%
      85,000           AngloGold Ashanti Limited - ADR                                                                   3,607,400
                                                                                                                      ------------

                       SWEDEN -- 1.6%
   3,343,769           Riddarhyttan Resources AB(a)<F40>                                                                 5,650,080
                                                                                                                      ------------

                       UNITED STATES -- 0.8%
     100,000           Royal Gold, Inc.                                                                                  2,687,000
                                                                                                                      ------------
                       TOTAL COMMON STOCKS (Cost $22,805,590)                                                           30,427,486
                                                                                                                      ------------

                       PREFERRED STOCKS -- 0.1%
     109,900           Freeport-McMoRan Copper & Gold, Inc.                                                                409,927
                                                                                                                      ------------
                       TOTAL PREFERRED STOCKS (Cost $873,705)                                                              409,927
                                                                                                                      ------------

 PRINCIPAL
   AMOUNT
 ---------
                       CONVERTIBLE BONDS -- 0.3%
                       BacTech Mining Corporation
   3,000,000    CAD      10.00%, 3/15/2009 (Acquired 3/15/04, Cost $2,230,050)(a)<F40>(b)<F41>(c)<F42>(d)<F43>           1,032,258
                                                                                                                      ------------
                       TOTAL CONVERTIBLE BONDS (Cost $2,230,050)                                                         1,032,258
                                                                                                                      ------------

                       CORPORATE BONDS -- 2.2%
                       UBS Gold Bullion Notes
  $7,000,000             0.000%, 8/29/2008 (Acquired 5/22/03, Cost $7,000,000)(a)<F40>(e)<F44>                           7,560,000
                                                                                                                      ------------
                       TOTAL CORPORATE BONDS (Cost $7,000,000)                                                           7,560,000
                                                                                                                      ------------

                       FOREIGN TREASURY OBLIGATIONS -- 69.7%

                       AUSTRALIA -- 2.9%
                       Australian Government Bond
   4,000,000    AUD      10.000%, 2/15/2006                                                                              3,098,507
   8,700,000    AUD      6.750%, 11/15/2006                                                                              6,734,085
                                                                                                                      ------------
                                                                                                                         9,832,592
                                                                                                                      ------------

                       AUSTRIA -- 6.1%
                       Austrian Government Bond
  26,825,000    CHF      3.250%, 1/27/2006                                                                              20,882,467
                                                                                                                      ------------

                       CANADA -- 5.8%
                       Canadian Government Bond
  23,270,000    CAD      0.000%, 12/01/2005                                                                             19,922,323
                                                                                                                      ------------

                       DENMARK -- 2.0%
                       Kingdom of Denmark Bonds
  30,000,000    DKK      8.000%, 3/15/2006                                                                               4,952,380
  11,370,000    DKK      3.000%, 11/15/2006                                                                              1,845,169
                                                                                                                      ------------
                                                                                                                         6,797,549
                                                                                                                      ------------

                       FINLAND -- 1.8%
                       Finnish Government Bond
   5,098,000    EUR      2.750%, 7/04/2006                                                                               6,149,443
                                                                                                                      ------------

                       FRANCE -- 2.9%
                       French Treasury Bond
   8,228,000    EUR      7.750%, 10/25/2005                                                                              9,914,565
                                                                                                                      ------------

                       GERMANY -- 3.1%
                       German Treasury Bill
   9,000,000    EUR      0.000%, 1/18/2006                                                                              10,747,558
                                                                                                                      ------------

                       HONG KONG -- 7.7%
                       Hong Kong Government Bond
 204,000,000    HKD      0.000%, 10/12/2005                                                                             26,235,665
                                                                                                                      ------------

                       ICELAND -- 4.2%
                       Nordic Treasury Bill
 989,000,000    ISK      0.000%, 2/09/2007                                                                              14,420,994
                                                                                                                      ------------

                       ITALY -- 1.0%
                       Republic of Italy Bond
 400,000,000    JPY      0.375%, 10/10/2006                                                                              3,533,679
                                                                                                                      ------------

                       NETHERLANDS -- 0.3%
                       Netherlands Government Bond
     865,000    EUR      3.000%, 7/15/2006                                                                               1,045,397
                                                                                                                      ------------

                       NEW ZEALAND -- 3.4%
                       New Zealand Government Bond
  16,650,000    NZD      6.500%, 2/15/2006                                                                              11,511,434
                                                                                                                      ------------

                       NORWAY -- 5.3%
                       Norwegian Government Bond
  62,559,000    NOK      6.750%, 1/15/2007                                                                              10,042,807
                       Norwegian Treasury Bill
  53,795,000    NOK      0.000%, 12/21/2005                                                                              8,174,895
                                                                                                                      ------------
                                                                                                                        18,217,702
                                                                                                                      ------------

                       SINGAPORE -- 6.1%
                       Singapore Government Bond
  10,438,000    SGD      4.375%, 10/15/2005                                                                              6,173,220
  25,055,000    SGD      1.000%, 2/01/2006                                                                              14,747,266
                                                                                                                      ------------
                                                                                                                        20,920,486
                                                                                                                      ------------

                       SPAIN -- 3.0%
                       Spanish Government Bond
   8,517,000    EUR      3.200%, 1/31/2006                                                                              10,266,098
                                                                                                                      ------------

                       SWEDEN -- 2.1%
                       Swedish Government Bond
  56,320,000    SEK      3.500%, 4/20/2006                                                                               7,335,759
                                                                                                                      ------------

                       SWITZERLAND -- 9.7%
                       Swiss Government Bond
  42,429,000    CHF      4.500%, 4/08/2006                                                                              33,394,055
                                                                                                                      ------------

                       UNITED KINGDOM -- 2.3%
                       United Kingdom Treasury Bond
   4,450,000    GBP      8.500%, 12/07/2005                                                                              7,903,600
                                                                                                                      ------------
                       TOTAL FOREIGN TREASURY OBLIGATIONS
                         (Cost $247,693,371)                                                                           239,031,366
                                                                                                                      ------------

                       U.S. TREASURY OBLIGATIONS -- 16.1%
                       U.S. TREASURY NOTES:
 $ 2,500,000           2.500%, 5/31/2006                                                                                 2,475,098
  37,100,000           2.750%, 6/30/2006                                                                                36,749,294
   6,900,000           7.000%, 7/15/2006                                                                                 7,050,937
   6,000,000           2.750%, 7/31/2006                                                                                 5,935,548
   1,000,000           2.500%, 9/30/2006                                                                                   984,375
   2,000,000    2.500%, 10/31/2006                                                                                       1,965,860
                                                                                                                      ------------
                TOTAL U.S. TREASURY OBLIGATIONS (Cost $55,406,328)                                                      55,161,112
                                                                                                                      ------------

   SHARES
   ------
                WARRANTS -- 0.1%
                BacTech Mining Corporation
   2,000,000      Expiration: March 2006, Exercise Price: $1.00
                  (Acquired 3/15/04, Cost $20,000)(b)<F41>(c)<F42>(d)<F43>                                                       0
                First Majestic Resource Corp.
     687,500      Expiration: May 2006, Exercise Price: $1.85
                  (Acquired 5/07/04, Cost $6,875)(b)<F41>(c)<F42>(d)<F43>                                                  165,710
                                                                                                                      ------------
                TOTAL WARRANTS (Cost $26,875)                                                                              165,710
                                                                                                                      ------------

                SHORT-TERM INVESTMENTS -- 0.1%
                MUTUAL FUNDS
     498,085    Federated Cash Trust Money Market                                                                          498,085
                                                                                                                      ------------
                TOTAL SHORT-TERM INVESTMENTS (Cost $498,085)                                                               498,085
                                                                                                                      ------------
                Total Investments (Cost $336,534,004) -- 97.5%                                                         334,285,944
                Other Assets in Excess of Liabilities -- 2.5%                                                            8,725,266
                                                                                                                      ------------
                TOTAL NET ASSETS -- 100.0%                                                                            $343,011,210
                                                                                                                      ------------
                                                                                                                      ------------

Percentages are stated as a percent of net assets.
(a)<F40>  Non-income producing security.
(b)<F41>  Fair valued security.
(c)<F42>  Restricted security.
(d)<F43>  Private placement issue.
(e)<F44>  Redemption value linked to the value of gold bullion.
ADR  American Depository Receipt
AUD  Australian Dollars
GBP  British Pounds
CAD  Canadian Dollars
DKK  Danish Krone
EUR  European Monetary Units
HKD  Hong Kong Dollars
ISK  Iceland Kroner
JPY  Japanese Yen
NOK  Norwegian Kroner
NZD  New Zealand Dollars
SGD  Singapore Dollars
CHF  Swiss Francs
SEK  Swedish Krona

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2005

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of two diversified series, the Prudent Bear Fund and the Prudent Bear Large Cap Fund, and a non-diversified series, the Prudent Global Income Fund (formerly the Prudent Safe Harbor Fund) (each a "Fund" and collectively the "Funds"). As of September 30, 2005, the Prudent Bear Large Cap Fund had not commenced operations. The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Global Income Fund commenced operations on February 2, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset value on the day the valuation is made. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by David W. Tice & Associates, Inc. (the "Adviser") in accordance with procedures approved by the Board of Directors of the Company. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) warrants; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. At September 30, 2005, fair value investments represent 8.0% and 0.9% of net assets, at value, in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major securities dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     e) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     f) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     g) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     h) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     i) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

     j) Restricted Securities - The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At September 30, 2005, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate market value of $34,530,982 and $3,092,479, respectively, representing 8.0% and 0.9% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

     k) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

     l) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     m) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     n) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

     o) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $3,092,743 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Global Income Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

     Prudent Bear Fund
     No Load Shares:
                                                          Year Ended
                                                      September 30, 2005
                                               ------------------------------
                                                  Dollars           Shares
                                               -------------      -----------
        Sold                                   $ 184,083,559       34,033,039
        Redemption fees                               73,846               --
        Redeemed                                (182,689,042)     (33,966,732)
                                               -------------      -----------
        Net Increase                           $   1,468,363           66,307
                                               -------------
                                               -------------
        Shares Outstanding:
            Beginning of Period                                    75,212,452
                                                                  -----------
            End of Period                                          75,278,759
                                                                  -----------
                                                                  -----------

     Class C Shares:
                                                          Year Ended
                                                      September 30, 2005
                                               ------------------------------
                                                  Dollars           Shares
                                               -------------      -----------
        Sold                                   $  10,713,523        2,042,646
        Redemption fees                               27,956               --
        Redeemed                                  (7,000,030)      (1,318,890)
                                               -------------      -----------
        Net Increase                           $   3,741,449          723,756
                                               -------------
                                               -------------
        Shares Outstanding:
            Beginning of Period                                     2,870,857
                                                                  -----------
            End of Period                                           3,594,613
                                                                  -----------
                                                                  -----------

     No Load Shares:
                                                          Year Ended
                                                      September 30, 2004
                                               ------------------------------
                                                  Dollars           Shares
                                               -------------      -----------
        Sold                                   $ 469,264,003       75,117,041
        Redemption fees                               51,170               --
        Issued as reinvestment of dividends       22,076,569        3,560,737
        Redeemed                                (508,730,461)     (82,619,539)
                                               -------------      -----------
        Net Decrease                           $ (17,338,719)      (3,941,761)
                                               -------------
                                               -------------
        Shares Outstanding:
            Beginning of Period                                    79,154,213
                                                                  -----------
            End of Period                                          75,212,452
                                                                  -----------
                                                                  -----------

     Class C Shares:
                                                          Year Ended
                                                      September 30, 2004
                                                -----------------------------
                                                  Dollars           Shares
                                               -------------      -----------
        Sold                                   $  10,213,520        1,733,761
        Redemption fees                                6,687               --
        Issued as reinvestment of dividends          487,969           80,258
        Redeemed                                  (5,355,996)        (897,635)
                                               -------------      -----------
        Net Increase                           $   5,352,180          916,384
                                               -------------
                                               -------------
        Shares Outstanding:
            Beginning of Period                                     1,954,473
                                                                  -----------
            End of Period                                           2,870,857
                                                                  -----------
                                                                  -----------

     Prudent Global Income Fund
                                                          Year Ended
                                                      September 30, 2005
                                                -----------------------------
                                                  Dollars           Shares
                                               -------------      -----------
        Sold                                   $ 237,659,061       18,983,215
        Redemption fees                               23,783               --
        Issued as reinvestment of dividends       33,574,236        2,780,541
        Redeemed                                (356,146,412)     (29,326,956)
                                               -------------      -----------
        Net Decrease                           $ (84,889,332)      (7,563,200)
                                               -------------
                                               -------------
        Shares Outstanding:
            Beginning of Period                                    37,301,563
                                                                  -----------
            End of Period                                          29,738,363
                                                                  -----------
                                                                  -----------

                                                          Year Ended
                                                      September 30, 2004
                                                -----------------------------
                                                  Dollars           Shares
                                               -------------      -----------
        Sold                                   $ 479,754,476       37,544,662
        Redemption fees                               22,000               --
        Issued as reinvestment of dividends       22,145,621        1,756,776
        Redeemed                                (512,591,195)     (40,447,791)
                                               -------------      -----------
        Net Increase                           $ (10,669,098)      (1,146,353)
                                               -------------
                                               -------------
        Shares Outstanding:
            Beginning of Period                                    38,447,916
                                                                  -----------
            End of Period                                          37,301,563
                                                                  -----------
                                                                  -----------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments and options, by the Funds for the year ended September 30, 2005, were as follows:

                        Prudent Bear Fund      Prudent Global Income Fund
                        -----------------      --------------------------
     Purchases            $725,357,647                $604,262,494
     Sales                 776,392,512                 721,508,864

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the year ended September 30, 2005, as follows:

                        Prudent Bear Fund      Prudent Global Income Fund
                        -----------------      --------------------------
     Purchases            $243,579,632                $371,499,810
     Sales                 271,643,319                 363,683,679

     At September 30, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                       Prudent Bear Fund     Prudent Global Income Fund
                                                       -----------------     --------------------------
     Cost of investments                                 $ 404,947,865              $337,150,466
                                                         -------------              ------------
                                                         -------------              ------------
     Gross unrealized appreciation                       $  37,952,281              $ 11,955,992
     Gross unrealized depreciation                         (17,716,744)              (14,820,514)
                                                         -------------              ------------
     Net unrealized appreciation (depreciation)          $  20,235,537              $ (2,864,522)
                                                         -------------              ------------
                                                         -------------              ------------
     Undistributed ordinary income                       $     309,568              $         --
     Undistributed long-term capital gain                           --                        --
                                                         -------------              ------------
     Total distributable earnings                        $     309,568              $         --
                                                         -------------              ------------
                                                         -------------              ------------
     Other accumulated losses                            $(178,160,674)             $   (397,735)
                                                         -------------              ------------
     Total accumulated losses                            $(157,615,569)             $ (3,262,257)
                                                         -------------              ------------
                                                         -------------              ------------

     The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, adjustments for partnerships, constructive sales of appreciated financial positions and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes. Undistributed ordinary income for tax purposes at September 30, 2005 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

     The tax character of distributions paid during the year ended September 30, 2005 and the year ended September 30, 2004 were as follows:

     Prudent Bear Fund                   Year ended              Year ended
                                     September 30, 2005      September 30, 2004
                                     ------------------      ------------------
     Ordinary income                     $        --            $26,712,987
     Long-term capital gain                       --                     --
                                         -----------            -----------
                                         $        --            $26,712,987
                                         -----------            -----------
                                         -----------            -----------

     Prudent Global Income Fund          Year ended              Year ended
                                     September 30, 2005      September 30, 2004
                                     ------------------      ------------------
     Ordinary income                     $27,901,220            $22,129,988
     Long-term capital gain                8,105,060                590,705
     Return of capital                     1,588,575                     --
                                         -----------            -----------
                                         $37,594,855            $22,720,693
                                         -----------            -----------
                                         -----------            -----------

     The tax components of capital loss carryovers as of September 30, 2005, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2005) are as follows:

                                  Net Capital              Capital Loss
                              Loss Carryover*<F45>     Carryover Expiration
                              --------------------     --------------------
     Prudent Bear Fund           $  2,974,983                  2011
                                   90,004,020                  2012
                                   36,433,089                  2013
                                 ------------
                                 $129,412,092

     *<F45> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

     The Prudent Bear Fund incurred a post-October loss of $35,537,663. The Prudent Global Income Fund incurred a post-October PFIC loss of $97,900.

     For the fiscal year ended September 30, 2005 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income were as follows (unaudited):

     Prudent Global Income Fund                        2.43%

     For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2005 were as follows (unaudited):

     Prudent Global Income Fund                        1.90%

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds.

     U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC ("Quasar") serves as distributor and principal underwriter for the Funds.

     During 2005 Prudent Bear Fund and Prudent Global Income Fund were reimbursed $96,233 and $7,550, respectively by U.S. Bancorp Fund Services, LLC for charges related to certain transactions conducted with an affiliate of Quasar during 2002 through 2004. Such revenues are included as "Realized gain (loss)" in the Statements of Operations of the Funds.

5.   EXPENSE REDUCTIONS AND RECOVERY

     The Adviser had directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain U.S. Bancorp service provider fees. Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees. For the year ended September 30, 2005, the Prudent Global Income Fund's expenses were reduced by $7,500 by utilizing directed brokerage credits. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statements of Operations.

     Under the terms of the Prudent Global Income Fund's Investment Advisory Agreement with David W. Tice & Associates, Inc., any Fund expenses waived or reimbursed by the Advisor may be recovered by the Advisor to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement. During the year ended September 30, 2005, the Advisor did not recover any expenses from the Prudent Global Income Fund.

6.   FUTURES CONTRACTS

     At September 30, 2005, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $1,045,000 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

                                                    Market Value
     Number of                                      of Underlying       Unrealized
     Contracts      Underlying Instrument            Instrument        Appreciation
     ---------      ---------------------           -------------      ------------
        (80)        NASDAQ 100 Index Futures
                    December 2005                  $ (12,912,000)       $   58,500
        (60)        Russell 2000 Index Futures
                    December 2005                    (20,163,000)          116,750
       (245)        S&P 500 Index Futures
                    December 2005                    (75,600,875)          869,750
                                                   -------------        ----------
                                                   $(108,675,875)       $1,045,000
                                                   -------------        ----------
                                                   -------------        ----------

7.   TRANSACTIONS WITH AFFILIATES

     The following issuers are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2004 through September 30, 2005. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such companies are:

                                          SHARE                                        SHARE
                                        BALANCE AT                                   BALANCE AT      VALUE AT     REALIZED
                                         OCT. 1,                                     SEPT. 30,      SEPT. 30,      GAINS
ISSUER NAME                                2004        PURCHASES        SALES           2005           2005       (LOSSES)
-----------                             ----------     ---------        -----        ----------     ---------     --------
Altius Minerals Corporation*<F46>        1,705,400       578,500      1,705,400        578,500      $1,741,720   $3,482,042
Aquiline Resources, Inc.                 1,686,331       684,615        400,000      1,970,946       2,983,970       25,169
Bear Creek Mining Corporation*<F46>             --     1,840,000             --      1,840,000       4,717,126           --
Candente Resource Corp.*<F46>            2,232,550            --      2,232,550             --              --      611,132
Capstone Gold Corp.                      2,651,033     2,561,765             --      5,212,798       4,431,682           --
Cardero Resource Corp.                   3,355,600            --        984,900      2,370,700       7,830,957    2,097,775
Cascadero Copper Corporation                    --     1,777,778             --      1,777,778         229,391           --
East Asia Minerals Corporation                  --     1,673,238             --      1,673,238       2,015,082           --
Franklin Lake Resources Inc.               857,143            --             --        857,143         368,572           --
Fronteer Development
  Group Inc.                             1,109,091     2,511,600             --      3,620,691       9,419,290           --
Gateway Gold Corp.                       1,300,000            --             --      1,300,000         939,355           --
Golden Cycle Gold
  Corporation                            1,298,265            --             --      1,298,265       3,894,795           --
International KRL
  Resources Corp.*<F46>                  1,300,000            --             --      1,300,000         290,753           --
IRIDEX Corporation*<F46>                   374,241            --        374,241             --              --    1,453,276
Itronics Inc.*<F46>                      2,364,962     6,743,654      9,108,616             --              --     (414,102)
Jubilee Platinum plc*<F46>               7,355,000       650,000      8,005,000             --              --     (172,233)
KleenAir Systems, Inc.                   3,141,045            --             --      3,141,045         113,078           --
Mag Silver Corporation*<F46>             2,000,000            --      2,000,000             --              --      655,863
Northern Lion Gold Corp.                 2,901,700            --         78,000      2,823,700         633,372      (53,142)
Odyssey Resources Limited*<F46>          3,477,000            --      3,477,000             --              --     (674,770)
Palladon Ventures Ltd.*<F46>             1,809,523            --      1,809,523             --              --      163,842
Pershing Resources
  Corporation Inc.                       3,235,000            --             --      3,235,000          48,525           --
Rimfire Minerals Corporation             2,000,000            --        178,597      1,821,403       1,651,405           --
Sabina Resources Limited                 2,212,000     1,380,300             --      3,592,300       2,013,561           --
Sonic Environmental
  Solutions Inc.                         1,316,300            --             --      1,316,300       1,977,856      495,176
Sunridge Gold Corp.                      1,372,767       500,000             --      1,872,767       1,793,901           --
Trade Winds Ventures Inc.                1,825,000     1,327,900             --      3,152,900       1,243,308           --
                                                                                                                 ----------
                                                                                                                 $7,670,028
                                                                                                                 ----------
                                                                                                                 ----------

*<F46>  Issuer was not an affiliate as of September 30, 2005.

     The following issuers are affiliated with the Prudent Global Income Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2004 through September 30, 2005. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, the companies are:

                                          SHARE                                        SHARE
                                        BALANCE AT                                   BALANCE AT      VALUE AT
                                         OCT. 1,                                     SEPT. 30,      SEPT. 30,      REALIZED
ISSUER NAME                                2004        PURCHASES        SALES           2005           2005         GAINS
-----------                             ----------     ---------        -----        ----------     ---------      --------
First Majestic Resource Corp.*<F47>      1,375,000            --        219,647      1,155,353      $1,460,963     $     --
Riddarhyttan Resources AB*<F47>          4,033,500       310,269      1,000,000      3,343,769       5,650,080      746,835
                                                                                                                   --------
                                                                                                                   $746,835
                                                                                                                   --------
                                                                                                                   --------

*<F47>  Issuer was not an affiliate as of September 30, 2005.

8.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Global Income Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $962,334 for the No Load Shares and $172,842 for the Class C Shares pursuant to the Plans for the year ended September 30, 2005. The Prudent Global Income Fund incurred $1,138,454 pursuant to the Plan for the year ended September 30, 2005.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Prudent Bear Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund and Prudent Global Income Fund (constituting Prudent Bear Funds, Inc., hereafter referred to as the "Funds") at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and their financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 18, 2005

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

     Beginning with the Funds' fiscal quarter ending December 31, 2004, the Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

     Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2005 is available at the Funds' website at www.prudentbear.com or on the website of the SEC at www.sec.gov.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds are set forth below. The SAI includes additional information about the Funds' officers and directors and is available, without charge, upon request by calling 1-800-711-1848.

                                                                                             # OF
                                                                                             PORTFOLIOS
                                                                                             IN FUND            OTHER
                                              TERM OF             PRINCIPAL                  COMPLEX            DIRECTORSHIPS
                            POSITION(S)       OFFICE AND          OCCUPATION                 OVERSEEN           HELD BY
                            HELD WITH         LENGTH OF           DURING PAST                BY OFFICER         DIRECTOR
NAME, ADDRESS AND AGE       THE FUND          TIME SERVED         FIVE YEARS                 OR DIRECTOR        OR OFFICER
---------------------       -----------       -----------         -----------                -----------        -------------
David W. Tice *<F48>        Director,         Director -          President and              2                  Prudent
43-46 Norre Gade            President         Indefinite,         Chief Compliance                              Global Gold
Suite 137                   and               since 1995          Officer of David                              Fund, Prudent
Charlotte Amalie            Treasurer         President -         W. Tice &                                     Global
St. Thomas, USVI 00802                        1 yr term,          Associates, LLC,                              Natural
Age: 51                                       since 1995          the adviser of the                            Resources
                                              Treasurer -         Funds; President                              Offshore
                                              1 yr term,          of David W. Tice                              Fund, Ltd.
                                              since 1995          & Assoc., Inc.,
                                                                  BTN Research,
                                                                  Inc. and Behind
                                                                  the Numbers, LLC;
                                                                  Partner & Employee,
                                                                  ISS, LLLP

David Eric Luck             Independent       Indefinite,         Private investor           2                  None
9223 Club Glen Drive        Director          since 1995
Dallas, TX  75243
Age: 51

Kim Evans                   Independent       Indefinite,         Private investor           2                  None
1829 Claridge Court         Director          since 2000
Maitland, FL  32751
Age: 60

Gregg Jahnke *<F48>         Director,         Director -          Analyst, senior            2                  Prudent
8140 Walnut Hill Lane       Vice              Indefinite,         strategist, and                               Global
Suite 300                   President,        since 1995          Chief Compliance                              Gold
Dallas, TX  75231           Secretary,        (resigned           Officer for David                             Fund
Age: 47                     Chief             May 29, 2002        W. Tice & Assoc.,
                            Compliance        and reinstated      Inc.
                            Officer           September 23,
                                              2002) Vice
                                              President -
                                              1 yr term,
                                              since 1995
                                              Secretary -
                                              1 yr term,
                                              since 1995

Edmund M. McCarthy          Director          Indefinite,         Principal,                 2                  None
6060 SW 85th Street                           since 2002          President and
Miami, FL 33143                                                   CEO of Financial
Age: 70                                                           Risk Management
                                                                  Advisors Co.

*<F48> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT ADVISER
   DAVID W. TICE & ASSOCIATES, LLC
   43-46 NORRE GADE, SUITE 137
   CHARLOTTE AMALIE, ST. THOMAS, U.S. VIRGIN ISLANDS  00802
   HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201
   1-800-711-1848

CUSTODIAN
   U.S. BANK, N.A.
   P.O. BOX 701
   MILWAUKEE, WISCONSIN  53201

DISTRIBUTOR
   QUASAR DISTRIBUTORS, LLC
   615 EAST MICHIGAN STREET
   MILWAUKEE, WISCONSIN  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PRICEWATERHOUSECOOPERS LLP
   MILWAUKEE, WISCONSIN  53202

LEGAL COUNSEL
   FOLEY & LARDNER LLP
   MILWAUKEE, WISCONSIN  53202

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

                            FYE  9/30/2005        FYE  9/30/2004
                            --------------        --------------
Audit Fees                  $89,500               $83,000
Audit-Related Fees          $0                    $0
Tax Fees                    $30,200               $28,000
All Other Fees              $0                    $0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant or to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Prudent Bear Funds, Inc.
                   ----------------------------------------------

     By (Signature and Title)  /s/ David W. Tice
                               ----------------------------------
                               David W. Tice, President

     Date  November 29, 2005
           --------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F49>  /s/ David W. Tice
                                     ----------------------------
                                     David W. Tice, President
     Date  November 29, 2005
           --------------------------------------------

     By (Signature and Title)*<F49>  /s/ David W. Tice
                                     ----------------------------
                                     David W. Tice, Treasurer

     Date  November 29, 2005
           --------------------------------------------

*<F49> Print the name and title of each signing officer under his or her signature.